Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	Arcos Dorados Holdings Inc.
Entity Central Index Key	0001508478
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Class A Shares Of Common Stock [Member]
Entity Common Stock, Shares Outstanding	129,529,412
Class B Shares Of Common Stock [Member]
Entity Common Stock, Shares Outstanding	80,000,000

Consolidated Statements Of Income And Comprehensive Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES
Sales by Company-operated restaurants	$ 3,504,128	$ 2,894,466	$ 2,536,655
Revenues from franchised restaurants	153,521	123,652	128,821
Total revenues	3,657,649	3,018,118	2,665,476
Company-operated restaurant expenses:
Food and paper	(1,216,141)	(1,023,464)	(929,718)
Payroll and employee benefits	(701,278)	(569,084)	(491,214)
Occupancy and other operating expenses	(918,102)	(765,777)	(667,438)
Royalty fees	(170,400)	(140,973)	(121,901)
Franchised restaurants - occupancy expenses	(51,396)	(37,634)	(42,327)
General and administrative expenses	(334,914)	(254,165)	(189,507)
Other operating expenses, net	(14,665)	(22,464)	(16,562)
Total operating costs and expenses	(3,406,896)	(2,813,561)	(2,458,667)
Operating income	250,753	204,557	206,809
Net interest expense	(60,749)	(41,613)	(52,473)
Loss from derivative instruments	(9,237)	(32,809)	(39,935)
Foreign currency exchange results	(23,926)	3,237	(14,098)
Other non-operating income (expenses), net	3,562	(23,630)	(1,240)
Income before income taxes	160,403	109,742	99,063
Income tax expense	(44,603)	(3,450)	(18,709)
Net income	115,800	106,292	80,354
Less: Net income attributable to non-controlling interests	(271)	(271)	(332)
Net income attributable to Arcos Dorados Holdings Inc	115,529	106,021	80,022
Net income	115,800	106,292	80,354
Other comprehensive income (loss):
Foreign currency translation (including $13,100 of income taxes in 2010)	(50,826)	29,927	(67,192)
Unrealized net gains on cash flow hedges (net of $nil of income taxes)	131		232
Unrealized net losses on cash flow hedges (net of $nil of income taxes)		(1,134)	(1,128)
Realized net losses on cash flow hedges (net of $nil of income taxes)	451	273	4,591
Comprehensive income	65,556	135,358	16,857
Plus (Less): Comprehensive expense (income) attributable to non-controlling interests	248	(212)	(471)
Comprehensive income attributable to Arcos Dorados Holdings Inc.	$ 65,804	$ 135,146	$ 16,386
Earnings per share information:
Basic net income per common share attributable to Arcos Dorados Holdings Inc	$ 0.54	$ 0.44	$ 0.33
Diluted net income per common share attributable to Arcos Dorados Holdings Inc.	$ 0.54	$ 0.44	$ 0.33

Consolidated Statements Of Income And Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Income And Comprehensive Income [Abstract]
Foreign currency translation, taxes		$ 13,100
Unrealized net gains on cash flow hedges, taxes
Unrealized net losses on cash flow hedges, taxes
Realized net losses on cash flow hedges, taxes

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 176,301	$ 208,099
Accounts and notes receivable, net	93,862	79,821
Other receivables	66,605	107,061
Inventories	50,729	66,431
Prepaid expenses and other current assets	140,654	80,359
Deferred income taxes	36,713	10,584
McDonald's Corporation's indemnification for contingencies	23,750
Total current assets	588,614	552,355
Non-current assets
Miscellaneous	44,879	21,450
Collateral deposits	5,325	20,325
Property and equipment, net	1,023,180	911,730
Net intangible assets and goodwill	58,419	47,264
Deferred income taxes	142,848	190,764
McDonald's Corporation's indemnification for contingencies	12,141	40,378
Total non-current assets	1,286,792	1,231,911
Total assets	1,875,406	1,784,266
LIABILITIES AND EQUITY
Accounts payable	184,113	186,700
Royalties payable to McDonald's Corporation	19,002	16,193
Income taxes payable	50,379	33,644
Other taxes payable	88,610	91,033
Accrued payroll and other liabilities	183,549	210,824
Provision for contingencies	41,959	407
Interest payable	16,028	8,438
Short-term debt	840	11,741
Current portion of long-term debt	2,971	6,206
Derivative instruments	1,841	39,962
Total current liabilities	589,292	605,148
Non-current liabilities
Accrued payroll and other liabilities	52,065	53,475
Provision for contingencies	23,077	63,940
Long-term debt, excluding current portion	525,951	451,423
Derivative instruments	742	54,707
Deferred income taxes	4,650	6,378
Total non-current liabilities	606,485	629,923
Total liabilities	1,195,777	1,235,071
Equity
Additional paid-in capital	5,734	(2,468)
Retained earnings	336,707	271,387
Accumulated other comprehensive loss	(148,389)	(98,664)
Total Arcos Dorados Holdings Inc. shareholders' equity	678,621	547,801
Non-controlling interests in subsidiaries	1,008	1,394
Total equity	679,629	549,195
Total liabilities and equity	1,875,406	1,784,266
Class A Shares Of Common Stock [Member]
Equity
Common stock	351,654	226,528
Class B Shares Of Common Stock [Member]
Equity
Common stock	$ 132,915	$ 151,018

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Class A Shares Of Common Stock [Member]
Common stock, par value
Common stock, shares authorized	420,000,000	420,000,000
Common stock, shares issued	129,529,412	145,129,780
Common stock, shares outstanding	129,529,412	145,129,780
Class B Shares Of Common Stock [Member]
Common stock, par value
Common stock, shares authorized	80,000,000	80,000,000
Common stock, shares issued	80,000,000	96,753,186
Common stock, shares outstanding	80,000,000	96,753,186

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities
Net income attributable to Arcos Dorados Holdings Inc	$ 115,529	$ 106,021	$ 80,022
Adjustments to reconcile net income attributable to Arcos Dorados Holdings Inc.to cash provided by operations:
Depreciation and amortization	68,971	60,585	54,169
Loss from derivative instruments	9,237	32,809	39,935
Amortization of deferred financing costs	3,316	979	11,285
Amortization and accrual of letter of credit fees	2,847	2,633	2,127
Net income attributable to non-controlling interests	271	271	332
Deferred income taxes	(2,882)	(61,101)	(49,830)
Foreign currency exchange results	16,209	(1,072)	(24,501)
Accrued compensation expense	29,712	36,551	5,247
Loss on amnesty program		25,532
Others, net	10,289	2,009	6,791
Changes in assets and liabilities:
Accounts payable	54,496	48,065	3,597
Accounts and notes receivable and other receivables	(14,609)	(70,762)	(11,651)
Inventories, prepaid and other assets	(42,415)	(39,742)	20,821
Income taxes payable	17,455	13,085	(12,174)
Other taxes payable	6,627	12,134	(2,537)
Interest payable	8,961	105	5,702
Accrued payroll and other liabilities and provision for contingencies	(28,741)	86,700	18,824
Others	6,351	9,074	(137)
Net cash provided by operating activities	261,624	263,876	148,022
Investing activities
Property and equipment expenditures	(319,859)	(175,669)	(90,105)
Purchases of restaurant businesses	(5,993)	(504)	(11,061)
Proceeds from sale of property and equipment	10,681	6,215	12,368
Other investing activity	(4,961)	(8,266)	(7,572)
Net cash used in investing activities	(320,132)	(178,224)	(96,370)
Financing activities
Payment of deferred financing costs			10,826
Issuance of class A shares in connection with the initial public offering	152,281
Dividend payments to Arcos Dorados Holdings Inc.' shareholders	(56,627)	(33,400)
Net payment of derivative instruments	(118,932)	(37,815)	(30,167)
Collateral deposits	15,000	25,000	(25,000)
Cash and cash equivalents of split-off Axis Business	(35,425)
Net short-term borrowings	(10,871)	3,805	(2,539)
Other financing activities	(12,850)	(8,877)	(3,208)
Net cash provided by (used in) financing activities	35,673	(51,287)	24,372
Effect of exchange rate changes on cash and cash equivalents	(8,963)	5,759	(14,031)
(Decrease) Increase in cash and cash equivalents	(31,798)	40,124	61,993
Cash and cash equivalents at the beginning of the year	208,099	167,975	105,982
Cash and cash equivalents at the end of the year	176,301	208,099	167,975
Supplemental cash flow information:
Interest	46,022	42,034	26,008
Income tax	50,952	40,391	63,699
Non-cash transactions:
Seller financings		2,423	9,641
Split-off Axis Business - non-cash portion	9,833
Year 2019 Notes [Member]
Financing activities
Issuance of Notes			446,112
Repayment of A&R Credit Agreement [Member]
Financing activities
Redemption of Notes			(350,000)
Partial Redemption Of 2019 Notes [Member]
Financing activities
Redemption of Notes	(152,005)
Year 2016 [Member]
Financing activities
Issuance of Notes	$ 255,102

Consolidated Statements Of Changes In Equity (USD $) In Thousands, except Share data	Class A Shares Of Common Stock [Member]	Class B Shares Of Common Stock [Member]	Additional Paid-In Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Arcos Dorados Holdings Inc.' Shareholders [Member]	Non Controlling Interests [Member]	Total
Balance at Dec. 31, 2008	$ 226,528	$ 151,018		$ 125,344	$ (64,153)	$ 438,737	$ 2,015	$ 440,752
Balance, shares at Dec. 31, 2008	145,129,780	96,753,186
Acquisition of non-controlling interests			(2,468)			(2,468)	(1,012)	(3,480)
Foreign currency translation					(67,331)	(67,331)	139	(67,192)
Unrealized net losses on cash flow hedges					(1,128)	(1,128)		(1,128)
Unrealized net gains on cash flow hedges					232	232		232
Realized net losses on cash flow hedges					4,591	4,591		4,591
Dividends to non-controlling interests							(83)	(83)
Net income for the year				80,022		80,022	332	80,354
Balance at Dec. 31, 2009	226,528	151,018	(2,468)	205,366	(127,789)	452,655	1,391	454,046
Balance, shares at Dec. 31, 2009	145,129,780	96,753,186
Foreign currency translation					29,986	29,986	(59)	29,927
Unrealized net losses on cash flow hedges					(1,134)	(1,134)		(1,134)
Realized net losses on cash flow hedges					273	273		273
Dividends to Arcos Dorados Holdings Inc.'s shareholders				(40,000)		(40,000)		(40,000)
Dividends to non-controlling interests							(209)	(209)
Net income for the year				106,021		106,021	271	106,292
Balance at Dec. 31, 2010	226,528	151,018	(2,468)	271,387	(98,664)	547,801	1,394	549,195
Balance, shares at Dec. 31, 2010	145,129,780	96,753,186
Foreign currency translation					(50,307)	(50,307)	(519)	(50,826)
Unrealized net gains on cash flow hedges					131	131		131
Realized net losses on cash flow hedges					451	451		451
Split-off of Axis Business	(27,155)	(18,103)				(45,258)		(45,258)
Split-off of Axis Business, shares	(25,129,780)	(16,753,186)
Dividends to Arcos Dorados Holdings Inc.'s shareholders				(50,027)		(50,027)		(50,027)
Issuance of class A shares in connection with the initial public offering	152,281					152,281		152,281
Issuance of class A shares in connection with the initial public offering, shares	9,529,412
Stock-based compensation related to the 2011 Equity Incentive Plan			8,202			8,202		8,202
Dividends on restricted share units under the 2011 Equity Incentive Plan				(182)		(182)		(182)
Dividends to non-controlling interests							(138)	(138)
Net income for the year				115,529		115,529	271	115,800
Balance at Dec. 31, 2011	$ 351,654	$ 132,915	$ 5,734	$ 336,707	$ (148,389)	$ 678,621	$ 1,008	$ 679,629
Balance, shares at Dec. 31, 2011	129,529,412	80,000,000

Consolidated Statements Of Changes In Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements Of Changes In Equity [Abstract]
Dividends to Arcos Dorados Holdings Inc.'s shareholders, per share	$ 0.24	$ 0.17

Organization And Nature Of Business	12 Months Ended
Dec. 31, 2011
Organization And Nature of Business [Abstract]
Organization And Nature Of Business

1. Organization and nature of business

     Arcos Dorados Holdings Inc. (the "Company") is a limited liability company organized and existing under the laws of the British Virgin Islands. The Company was incorporated on December 9, 2010 in connection with the reorganization made for purposes of the offering and listing of the Company's shares on the New York Stock Exchange. The reorganization involved the creation of Arcos Dorados Holdings Inc. as a wholly-owned subsidiary of Arcos Dorados Limited and a subsequent downstream merger, being Arcos Dorados Holdings Inc. the surviving entity. Following the merger, Arcos Dorados Holdings Inc. replaced Arcos Dorados Limited in the corporate structure. The reorganization was accounted for as a reorganization of entities under common control in a manner similar to a pooling of interest and the consolidated financial statements reflect the historical consolidated operations of Arcos Dorados Limited as if the reorganization structure had existed since it was incorporated in July 2006. The Company's fiscal year ends on the last day of December. The Company has a 99.999% equity interest in Arcos Dorados Cooperatieve U.A., which has a 100% equity interest in Arcos Dorados B.V. ("ADBV").

     On August 3, 2007 the Company, indirectly through its wholly-owned subsidiary ADBV, entered into a Stock Purchase Agreement and Master Franchise Agreements ("MFAs") with McDonald's Corporation pursuant to which the Company completed the acquisition of the McDonald's business in Latin America and the Caribbean ("LatAm business"). See Note 4 for details. Prior to this acquisition, the Company did not carry out operations.

     The Company, through ADBV's wholly-owned and majority owned subsidiaries, operates and franchises McDonald's restaurants in the food service industry. The Company has operations in twenty territories as follows: Argentina, Aruba, Brazil, Chile, Colombia, Costa Rica, Curacao, Ecuador, French Guyana, Guadeloupe, Martinique, Mexico, Panama, Peru, Puerto Rico, Trinidad and Tobago, Uruguay, the U.S. Virgin Islands of St. Croix and St. Thomas and Venezuela. All restaurants are operated either by the Company's subsidiaries or by independent entrepreneurs under the terms of sub-franchisee agreements (franchisees).

Basis Of Presentation And Principles Of Consolidation	12 Months Ended
Dec. 31, 2011
Basis Of Presentation And Principles Of Consolidation [Abstract]
Basis Of Presentation And Principles Of Consolidation

2. Basis of presentation and principles of consolidation

     The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. The Company has elected to report its consolidated financial statements in United States dollars ("$" or "US dollars").

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

3. Summary of significant accounting policies

     The following is a summary of significant accounting policies followed by the Company in the preparation of the consolidated financial statements.

Use of estimates

     The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Foreign currency translation

     The financial statements of the Company's foreign operating subsidiaries are translated in accordance with guidance in ASC Topic 830 Foreign Currency Matters. Except for the Company's Venezuelan operations as from January 1, 2010, the functional currencies of the Company's foreign operating subsidiaries are the local currencies of the countries in which they conduct their operations. Therefore, assets and liabilities are translated into U.S. dollars at the balance sheets date exchange rates, and revenues and expenses are translated at average rates prevailing during the periods. Translation adjustments are included in the "Accumulated other comprehensive loss" component of shareholders' equity. The Company includes foreign currency exchange results related to monetary assets and liabilities denominated in currencies other than its functional currencies in its income statement.

     Effective January 1, 2010, Venezuela is considered to be highly inflationary, and as such, the financial statements of the Company's Venezuelan subsidiaries are remeasured as if their functional currencies were the reporting currency (U.S. dollars). As a result, remeasurement gains and losses are recognized in earnings rather than in the cumulative translation adjustment, component of other comprehensive income within shareholders' equity.

     See Note 21 for additional information pertaining to the Company's Venezuelan operations, including currency restrictions and controls existing in the country and a discussion of the exchange rate used for remeasurement purposes.

Cash and cash equivalents

     The Company considers all highly liquid investments with an original maturity of three months or less, from the date of purchase, to be cash equivalents.

Revenue recognition

     The Company's revenues consist of sales by Company-operated restaurants and revenues from restaurants operated by franchisees. Sales by Company-operated restaurants are recognized on a cash basis. The Company presents sales net of sales tax and other sales-related taxes. Revenues from restaurants operated by franchisees include rental income, initial franchise fees and royalty income. Rental income is measured on a monthly basis based on the greater of a fixed rent, computed on a straight-line basis, or a certain percentage of gross sales reported by franchisees. Initial franchise fees represent the difference between the amount the Company collects from the franchisee and the amount the Company pays to McDonald's Corporation upon the opening of a new restaurant, which is when the Company has performed substantially all initial services required by the franchisee agreement. Royalty income represents the difference, if any, between the amount the Company collects from the franchisee and the amount the Company is required to pay to McDonald's Corporation. Royalty income is recognized in the period earned.

Accounts and notes receivable and allowance for doubtful accounts

     Accounts receivable primarily consist of royalty and rent receivables due from franchisees and credit card receivables. Accounts receivable are initially recorded at fair value and do not bear interest. Notes receivable relates to interest-bearing financing granted to certain franchisees in connection with the acquisition of equipment and third-party suppliers. The Company maintains an allowance for doubtful accounts in an amount that it considers sufficient to cover losses resulting from the inability of its franchisees to make required payments. In judging the adequacy of the allowance for doubtful accounts, the Company considers multiple factors including historical bad debt experience, the current economic environment and the aging of the receivables.

Other receivables

     Other receivables primarily consist of value-added tax and other tax receivables (amounting to $30,358 and $76,603 as of December 31, 2011 and 2010, respectively), guarantee deposits (amounting to $16,100 at December 31, 2011), receivables from related parties (amounting to $5,538 at December 31, 2011) and receivables with third parties for services provided by the Company's distribution centers (amounting to $16,110 as of December 31, 2010). Other receivables are reported at the amount expected to be collected.

Inventories

Inventories are stated at the lower of cost or market, with cost being determined on a first-in, first-out basis.

Property and equipment, net

     Property and equipment are stated at cost, net of accumulated depreciation. Property costs include costs of land and building for both company-operated and franchise restaurants while equipment costs primarily relate to company-operated restaurants. Cost of property and equipment acquired from McDonald's Corporation (as part of the acquisition of LatAm business) was determined based on its estimated fair market value at the acquisition date, then partially reduced by the allocation of the negative goodwill that resulted from the purchase price allocation. Cost of property and equipment acquired or constructed after the acquisition of LatAm business in connection with the Company's restaurant reimaging and extension program is comprised of acquisition and construction costs and capitalized internal costs. Capitalized internal costs include payroll expenses related to employees fully dedicated to restaurant construction projects and related travel expenses. Capitalized payroll costs are allocated to each new restaurant location based on the actual time spent on each project. The Company commences capitalizing costs related to construction projects when it becomes probable that the project will be developed – when the site has been identified and the related profitability assessment has been approved. Maintenance and repairs are expensed as incurred. Accumulated depreciation is calculated using the straight-line method over the following estimated useful lives: buildings – up to 40 years; leasehold improvements – the lesser of useful lives of assets or lease terms which generally include option periods; and equipment – 3 to 12 years.

Intangible assets, net

Intangible assets include computer software costs, initial franchise fees and letter of credit fees.

     The Company follows the provisions of ASC 350-40-30 within ASC Topic 350 Intangibles, Subtopic 40 Internal Use Software which requires the capitalization of costs incurred in connection with developing or obtaining software for internal use. These costs are amortized over a period of three years on a straight line basis.

     The Company is required to pay to McDonald's Corporation an initial franchisee fee upon opening of a new restaurant. The initial franchise fee related to Company-operated restaurants is capitalized as an intangible asset and amortized on a straight-line basis over the term of the franchise (generally 20 years).

Letter of credit fees are amortized on a straight-line basis over the term of the Letter of Credit.

Impairment and disposal of long-lived assets

     In accordance with the guidance within ASC 360-10-35, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate the carrying value of the asset may not be recoverable. For purposes of reviewing assets for potential impairment, assets are grouped at a country level for each of the operating markets. The Company manages its restaurants as a group or portfolio with significant common costs and promotional activities; as such, each restaurant's cash flows are not largely independent of the cash flows of others in a market. If an indicator of impairment exists for any grouping of assets, an estimate of undiscounted future cash flows produced by each individual restaurant within the asset grouping is compared to its carrying value. If an individual restaurant is determined to be impaired, the loss is measured by the excess of the carrying amount of the restaurant over its fair value considering its highest and best use, as determined by an estimate of discounted future cash flows or its market value. In the fourth quarter of 2011 and 2010, the Company assessed all markets for impairment indicators and performed the impairment testing of its long-lived assets in Mexico, Puerto Rico and Peru considering the operating losses incurred in recent periods in these markets (indicator of potential impairment). As a result of these analyses, no impairments were recorded for the Company's operations in Peru since the estimates of undiscounted future cash flows for each restaurant in these markets or the fair market value exceeded its carrying value. However, the Company recorded impairment charges associated with certain restaurants in Mexico and Puerto Rico with undiscounted future cash flows insufficient to recover their carrying value. The impairment charges were measured by the excess of the carrying amount of the restaurants over its fair value. The impairment charges totaling $1,715 and $ 4,668 in 2011 and 2010, respectively, are included within "Other operating expenses, net" in the consolidated statements of income. No impairments were recognized during fiscal year 2009.

     Losses on assets held for disposal are recognized when management and the Board of Directors, as required, has approved and committed to a plan to dispose of the assets, the assets are available for disposal, the disposal is probable of occurring within 12 months, and the net sales proceeds are expected to be less than the assets' net book value. Generally, such losses relate to restaurants that have closed and ceased operations as well as restaurants that meet the criteria to be considered "held for sale" in accordance with ASC 360-10-45.

Goodwill

     Goodwill represents the excess of cost over the estimated fair market value of net tangible assets and identifiable intangible assets acquired. In accordance with the guidance within ASC Topic 350 Intangibles-Goodwill and Other, goodwill is stated at cost and reviewed for impairment on an annual basis. The annual impairment test is performed during the fourth quarter of the fiscal year and compares the fair value of each reporting unit, generally based on discounted future cash flows, with its carrying amount including goodwill. If the carrying amount of the reporting unit exceeds its fair value, an impairment loss is measured as the difference between the implied fair value of the reporting unit's goodwill and the carrying amount of goodwill. As a result of the analysis performed in the fourth quarter of 2011, the Company recorded an impairment charge of the full amount of goodwill that had been generated in the acquisition of restaurants in St. Croix. The impairment change amounting to $2,077 is included within "Other operating expenses, net" in the consolidated statement of income. No impairments of goodwill were recognized during fiscal years 2010 and 2009.

Advertising costs

     Advertising costs are expensed as incurred. Advertising expenses related to Company-operated restaurants were $139,749, $116,251 and $101,389 in 2011, 2010 and 2009, respectively. Advertising expenses related to Franchised operations do not affect the Company's expenses since these are recovered from franchisees. Advertising expenses related to Franchised operations were $44,779, $36,355 and $36,215 in 2011, 2010 and 2009, respectively.

Accounting for income taxes

     The Company records deferred income taxes using the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. The guidance requires companies to set up a valuation allowance for that component of net deferred tax assets which does not meet the more likely than not criterion for realization.

     Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     The Company is regularly audited by tax authorities, and tax assessments may arise several years after tax returns have been filed. Accordingly, tax liabilities are recorded when, in management's judgment, a tax position does not meet the more likely than not threshold for recognition. For tax positions that meet the more likely than not threshold, a tax liability may be recorded depending on management's assessment of how the tax position will ultimately be settled. The Company records interest and penalties on unrecognized tax benefits in the provision for income taxes.

Share-based compensation

     The Company recognizes compensation expense as services required to earn the benefits are rendered. See Note 16 for details of the outstanding plans and the related accounting policies.

Derivative financial instruments

     The Company utilizes certain hedge instruments to manage its interest rate and foreign currency rate exposures. The counterparties to these instruments generally are major financial institutions. The Company does not hold or issue derivative instruments for trading purposes. In entering into these contracts, the Company assumes the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The Company does not expect any losses as a result of counterparty defaults. All derivatives are recognized as either assets or liabilities in the balance sheets and are measured at fair value. Additionally, the fair value adjustments will affect either shareholders' equity as accumulated other comprehensive income (loss) or net income (loss) depending on whether the derivative instrument qualifies as a hedge for accounting purposes and, if so, the nature of the hedging activity.

Severance payments

     Under certain laws and labor agreements of the countries in which the Company operates, the Company is required to make minimum severance payments to employees who are dismissed without cause and employees leaving its employment in certain other circumstances. The Company accrues severance costs if they relate to services already rendered, are related to rights that accumulate or vest, are probable of payment and can be reasonably estimated. Otherwise, severance payments are expensed as incurred.

Provision for contingencies

     The Company accrues liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. Such accruals are based on developments to date, the Company's estimates of the outcomes of these matters and the Company's lawyers' experience in contesting, litigating and settling other matters. As the scope of the liabilities becomes better defined, there may be changes in the estimates of future costs. See Note 17 for details.

Comprehensive income

     Comprehensive income includes net income as currently reported under generally accepted accounting principles and also includes the impact of other events and circumstances from non-owner sources which are recorded as a separate component of shareholders' equity. The Company reports foreign currency translation gains and losses as well as unrealized results on cash flow hedges as components of comprehensive income.

Recent accounting pronouncements

     In May 2011, the FASB issued ASU 2011-04 to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and IFRS. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This guidance is effective for the Company beginning on January 1, 2012. The adoption of this ASU is not expected to significantly impact the Company's consolidated financial statements.

     In June 2011, the FASB issued ASU 2011-05 which provides new guidance on the presentation of comprehensive income. ASU 2011-05 eliminates the option to report other comprehensive income and its components in the statement of changes in shareholders' equity and instead requires an entity to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement or in two separate but consecutive statements. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income from that of current accounting guidance. This new guidance is effective for fiscal years and interim periods beginning after December 15, 2011. The adoption of this ASU only requires a minor change in the format of the Company´s current presentation.

     In September 2011, the FASB issued ASU 2011-08 which provides an entity the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test for goodwill impairment. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The revised standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of this ASU is not expected to significantly impact the Company's consolidated financial statements.

Acquisition Of Businesses	12 Months Ended
Dec. 31, 2011
Acquisition Of Businesses [Abstract]
Acquisition Of Businesses

4. Acquisition of businesses

LatAm Business

     On August 3, 2007, the Company, indirectly through its wholly-owned subsidiary ADBV, entered into a Stock Purchase Agreement with McDonald's Corporation pursuant to which the Company completed the acquisition of the McDonald's business in Latin America and the Caribbean for $679,357. The purchase price was comprised of (a) a base purchase price amounting to $700,000, and (b) an additional purchase price equal to the final working capital of the acquired business amounting to negative $20,643. The Company paid the base purchase price and the estimated additional purchase price at the transaction date totaling $701,244. Subsequently, the Company recorded a receivable from McDonald's Corporation amounting to $21,887 for the difference between the final working capital and the working capital estimated at the transaction date. This receivable was collected in 2008 ($15,015 in cash and $6,872 by assignment of a receivable from suppliers). Fees and expenses associated with this acquisition amounted to $18,723. The final purchase price was $698,080.

     The acquisition of the LatAm business was accounted for by the purchase method of accounting and, accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on the estimated fair values at the date of acquisition. When the fair value of the net assets acquired exceeded the purchase price, the resulting negative goodwill was allocated to partially reduce the fair value of the non-current assets acquired on a pro-rata basis.

     In connection with this transaction, ADBV and certain subsidiaries (the "MF subsidiaries") also entered into 20-year Master Franchise Agreements ("MFAs") with McDonald's Corporation which grants to the Company and its MF subsidiaries the following:

i.	The right to own and operate, directly or indirectly, franchised restaurants in each territory;
ii.	The right and license to grant sub franchises in each territory;
iii.	The right to adopt and use, and to grant the right and license to sub franchisees to adopt and use, the system in each territory;
iv.	The right to advertise to the public that it is a franchisee of McDonald's;
v.	The right and license to grant sub franchises and sublicenses of each of the foregoing rights and licenses to each MF subsidiary.

     The Company is required to pay to McDonald's Corporation continuing franchise fees (Royalty fees) on a monthly basis. The amount to be paid during the first 10 years of the MFAs is equal to 5% of the US dollar equivalent of the gross product sales of each of the franchised restaurants. This percentage increases to 6% and 7% for the subsequent two 5-year periods of the agreement. Payment of monthly royalties is due on the seventh business day of the next calendar month.

     Pursuant to the MFAs provisions, McDonald's Corporation has the right to (a) terminate the MFAs, or (b) exercise a call option over the Company's shares or any MF subsidiary, if the Company or any MF subsidiary (i) fails to comply with the McDonald's System (as defined in the MFAs), (ii) files for bankruptcy, (iii) defaults on its financial debt payments, (iv) substantially fails to achieve targeted openings and reinvestments requirements, or (v) upon the occurrence of any other event of default as defined in the MFAs.

Other acquisitions

     In 2009, the Company acquired franchise restaurants in Mexico and St. Croix as well as non-controlling interests in subsidiaries located in Argentina and Chile. In 2010, the Company acquired franchise restaurants in Mexico and Chile. In 2011, the Company acquired franchise restaurants in Brazil and Chile. Presented below is supplemental information about these non-significant acquisitions:

Acquisition of non-controlling interest	2011	2010	2009
Non-controlling interests	$-	$-	$1,012
Additional paid-in capital	-	-	2,468
Purchase price	-	-	3,480
Seller financing	-	-	(3,300)
Purchase price paid	$-	$-	$180

Purchases of restaurant businesses:	2011	2010	2009
Property and equipment	$1,704	$2,016	$13,786
Identifiable intangible assets	-	183	2,151
Goodwill	4,952	1,276	3,449
Tax credits	-	-	959
Assumed debt	-	-	(1,978)
Purchase price	6,656	3,475	18,367
Settlement of franchise receivable	(663)	(548)	(965)
Seller financing	-	(2,423)	(6,341)
Purchase price paid	$5,993	$504	$11,061

Accounts And Notes Receivable, Net	12 Months Ended
Dec. 31, 2011
Accounts And Notes Receivable, Net [Abstract]
Accounts And Notes Receivable, Net

5. Accounts and notes receivable, net

Accounts and notes receivable, net consist of the following at year end:

	2011	2010

Accounts receivable	$89,904	$77,513
Notes receivable	10,348	7,102
Allowance for doubtful accounts	(6,390)	(4,794)
	$93,862	$79,821

Prepaid Expenses And Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expenses And Other Current Assets [Abstract]
Prepaid Expenses And Other Current Assets

6. Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following at year end:

	2011	2010

Prepaid expenses and taxes	$129,554	$73,468
Promotion items	11,100	6,891
	$140,654	$80,359

Property And Equipment, Net	12 Months Ended
Dec. 31, 2011
Property And Equipment, Net [Abstract]
Property And Equipment, Net

7. Property and equipment, net

Property and equipment, net consist of the following at year-end:

	2011	2010

Land	$189,801	$187,277
Buildings and leasehold improvements	599,350	532,796
Equipment	438,601	355,273
Total cost	1,227,752	1,075,346
Total accumulated depreciation	(204,572)	(163,616)
	$1,023,180	$911,730

     Total depreciation expense for fiscal years 2011, 2010 and 2009 amounted to $57,827, $53,845 and $47,254, respectively.

Net Intangible Assets And Goodwill	12 Months Ended
Dec. 31, 2011
Net Intangible Assets And Goodwill [Abstract]
Net Intangible Assets And Goodwill

8. Net intangible assets and goodwill

Net intangible assets and goodwill consist of the following at year-end:

	2011	2010
Intangible assets (i)
Computer software cost	$52,555	$34,769
Initial franchise fees	15,342	11,649
Letter of credit fees	940	3,025
Total cost	68,837	49,443
Total accumulated amortization	(28,172)	(19,720)
Subtotal	40,665	29,723

Goodwill (ii)
Mexico	7,180	8,470
Brazil	8,892	6,287
Ecuador	273	273
Peru	208	200
St. Croix	-	2,077
Chile	1,201	234
Subtotal	17,754	17,541
	$58,419	$47,264

     (i) Total amortization expense for fiscal years 2011, 2010 and 2009 amounted to $11,144 $6,740 and $6,915, respectively. The estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows: $11,144 for 2012; $11,144 for 2013; $11,111 for 2014; $4,933 for 2015; $1,909 for 2016 and thereafter $424.

     (ii) Related to the acquisition of franchise restaurants (Mexico, Brazil, Peru, St. Croix and Chile) and non-controlling interests in subsidiaries (Ecuador and Chile).

Accrued Payroll And Other Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Payroll And Other Liabilities [Abstract]
Accrued Payroll And Other Liabilities

9. Accrued payroll and other liabilities

Accrued payroll and other liabilities current consist of the following at year end:

	2011	2010
Current:
Award granted to the CEO	$-	$31,786
Accrued payroll	100,254	99,886
Long-term incentive plan	20,490	14,156
Accrued expenses	53,079	50,511
Dividends payable	-	6,600
Amnesty program	2,480	-
Other liabilities	7,246	7,885
	$183,549	$210,824

Non-current:
Accrued payroll	$-	$921
Long-term incentive plan	12,879	9,758
Amnesty program	25,972	33,457
Other liabilities	13,214	9,339
	$52,065	$53,475

Short-Term Debt	12 Months Ended
Dec. 31, 2011
Short-Term Debt [Abstract]
Short-Term Debt

10. Short-term debt

Short-term debt consists of the following at year-end:

	2011		2010

Bank overdrafts		$751	$419
Short-term loans (i)		89	11,322
		$840	$11,741

     (i) The 2010 balance was mainly related to the notes issued by one of the Company's subsidiaries in Venezuela for 59 million Venezuelan bolívares fuertes, equivalent to $11,132 at December 31, 2010. The notes had been issued on December 17, 2010 and matured on April 16, 2011. The notes accrued imputed interest at a monthly rate of 1.3%. On April 18, 2011 the same subsidiary in Venezuela issued notes for 57 million Venezuelan bolívares fuertes. These notes matured on October 14, 2011 and accrued imputed interest at an annual rate of 16%.

Revolving Credit Facility

     On August 3, 2011, ADBV entered into a committed revolving credit facility with Bank of America, N.A., as lender, for $50 million with a maturity date one year from the date of closing thereof. The obligations of ADBV under the revolving credit facility are jointly and severally guaranteed by certain of the Company's subsidiaries on an unconditional basis. This revolving credit facility will permit the Company to borrow money from time to time to cover its working capital needs and for other general corporate purposes. Each loan made to ADBV under the revolving credit facility will bear interest at an annual rate equal to LIBOR plus 2.50%. Interest on each loan will be payable on the date of any prepayment, at maturity and on a quarterly basis, beginning with the date that is three calendar months following the date the loan is made. No loans have been made to ADBV at the date of issuance of these consolidated financial statements.

     The revolving credit facility includes customary covenants including, among others, restrictions on the ability of ADBV, the guarantors and certain material subsidiaries to: (i) incur liens, (ii) enter into any merger, consolidation or amalgamation; (iii) sell, assign, lease or transfer all or substantially all of the borrower's or guarantor's business or property; (iv) enter into transactions with affiliates; (v) engage in substantially different lines of business; (vi) permit the consolidated net indebtedness to EBITDA ratio to be greater than 2.50 to 1 on the last day of any fiscal quarter of the borrower; and (vii) engage in transactions that violate certain anti-terrorism laws. The revolving credit facility provides for customary events of default, which, if any of them occurs, would permit or require the lender to terminate its obligation to provide loans under the revolving credit facility and/or to declare all sums outstanding under the loan documents immediately due and payable.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

11. Long-term debt

Long-term debt consists of the following at year-end:

	2011	2010

2019 Notes	$306,532	$446,596
2016 Notes	214,248	-
Other long-term borrowings	2,971	8,654
Capital lease obligations	5,171	2,379
Total	528,922	457,629
Current portion of long-term debt	2,971	6,206
Long-term debt, excluding current portion	$525,951	$451,423

2019 Notes

     In October 2009, ADBV issued senior notes for an aggregate principal amount of $450,000 at a price of 99.136% (the "2019 Notes"). The 2019 Notes mature on October 1, 2019 and bear interest of 7.5% per year. Periodic payments of principal are not required under the 2019 Notes. Interest is paid semiannually. The gross proceeds from this issuance totaling $446,112 were partially used to repay the Credit Agreement and certain of the Company's short-term debt. The Company incurred $8,928 of financing costs related to this issuance, which were capitalized as deferred financing costs and are being amortized over the life of the notes.

     On July 18, 2011 the Company redeemed 31.42% or $141,400 of the outstanding principal amount of its 2019 Notes at a redemption price of 107.5% plus accrued and unpaid interest. As a result, the Company incurred a loss of $13,933, including $2,319 related to the accelerated amortization of deferred financing costs and $1,009 related to the accelerated accretion of the original discount.

     Interest expense related to the 2019 Notes was $28,948, $33,750 and $8,438 during fiscal year 2011, 2010 and 2009, respectively. Amortization of deferred financing costs related to the 2019 Notes (including the accelerated amortization as a result of the redemption) amounted to $3,067, $979 and $482 for fiscal year 2011, 2010 and 2009, respectively. Accretion of the original discount related to the 2019 Notes (including the acceleration accretion as a result of the redemption) totaled $1,335, $387 and $97 for fiscal year 2011, 2010 and 2009, respectively. Loss from the partial redemption of the 2019 Notes at a price higher than the nominal value amounted to $10,605 in 2011. These charges are included within "Net interest expense" in the consolidated statements of income.

     The 2019 Notes are redeemable at the option of the Company at any time at the applicable redemption prices set forth in the indenture governing the 2019 Notes. The 2019 Notes are fully and unconditionally guaranteed on a senior unsecured basis by the majority of the Company's subsidiaries. The 2019 Notes rank equally with all of the Company's unsecured and unsubordinated indebtedness and are effectively junior to all secured indebtedness of the Company. The indenture governing the 2019 Notes imposes certain restrictions on the Company and its subsidiaries, including some restrictions on their ability, with certain permitted exceptions, to: incur additional indebtedness, pay dividends or redeem, repurchase or retire the Company's capital stock, make investments, create liens, create limitations on the ability of the Company's subsidiaries to pay dividends, make loans or transfer property to the Company, engage in transactions with affiliates, sell assets including the capital stock of the subsidiaries, and consolidate merge or transfer assets.

The 2019 Notes are listed on the Luxembourg Stock Exchange and trade on the Euro MTF Market.

2016 Notes

     On July 13, 2011 the Company issued R$ 400 million of Brazilian-real notes due 2016 in a private placement (the "Brazilian notes" or "2016 Notes"). The Brazilian notes bear interest of 10.25% per year, payable semi-annually beginning on January 13, 2012. The Brazilian notes mature on July 13, 2016 and are fully and unconditionally guaranteed on a senior unsecured basis by certain of the Company's subsidiaries. The proceeds from the offering were used by the Company to satisfy its capital expenditure program, including opening and reimaging restaurants, and for general corporate purposes. The Company incurred $2,683 of financing costs related to this issuance, which were capitalized as deferred financing costs and are being amortized over the life of the notes.

     Interest expense related to the Brazilian notes was $11,119 for fiscal year 2011. Amortization of deferred financing costs related to the Brazilian notes amounted to $250 for fiscal year 2011. These charges are included with "Net interest expense" in the consolidated statements of income.

     The 2016 Notes are fully and unconditionally guaranteed on a senior unsecured basis by certain of the Company's subsidiaries. The 2016 Notes and guarantees (i) are senior secured obligations and rank equal in right of payment with all of the Company's and guarantors' existing and future senior unsecured indebtedness; (ii) will be effectively junior to all of Company's and guarantors' existing and future secured indebtedness to the extent of the value of the Company's assets securing that indebtedness; and (iii) are structurally subordinated to all obligations of the Company's subsidiaries that are not guarantors.

     The indenture governing the 2016 Notes limits the Company's and its subsidiaries' ability to, among other things, (i) create liens; (ii) enter into sale and lease-back transactions; and (iii) consolidate, merge or transfer assets. These covenants are subject to important qualifications and exceptions. The indenture governing the 2016 Notes also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, and interest on all of the then-outstanding 2016 Notes to be due and payable immediately.

Other long-term borrowings

     Other long-term borrowings primarily include seller financings related to the purchase of restaurants in Mexico and non-controlling interests in Argentina totaling $1,923 at December 31, 2011 ($7,481 at December 31, 2010). Seller financings are payable in quarterly equal-installments maturing in January, April and July 2012, and accrue interest at an annual weighted-average interest rate of 6.2%.

Other required disclosures

At December 31, 2011, future payments related to the Company's long-term debt are as follows:

	Principal	Interest	Total
2012	$2,971	$45,501	$48,472
2013	1,126	45,371	46,497
2014	1,121	45,320	46,441
2015	720	45,244	45,964
2016	214,810	35,013	249,823
Thereafter	310,242	64,568	374,810
Total payments	530,990	281,017	812,007
Interest	-	(281,017)	(281,017)
Discount on 2019 Notes	(2,068)	-	(2,068)
Long-term debt	$528,922	$-	$528,922

Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments [Abstract]
Derivative Instruments

12. Derivative instruments

Derivatives not designated as hedging instruments

Cross-currency interest rate swaps

     On November 10, 2008, and in connection with the refinancing process of the Credit Agreement that had been entered into for purposes of partially finance the acquisition of the LatAm Business, the Company committed to hedge 57% of the Company's currency exposure from the A&R Credit Agreement related to the Company's generation of cash flows in Brazilian reais (equivalent to $200 million). As a result, in December 2008, January 2009 and March 2009, ADBV entered into cross-currency interest rate swap agreements with Banco Santander S.A. and The Bank of Nova Scotia to convert a portion of its debt under the A&R Credit Agreement ($200 million at LIBOR) to Brazilian reais-denominated fixed-rate debt (R$466.2 million at a weighted-average fixed rate of 11.66%). The notional amounts amortized over the life of the swaps.

     These swap agreements were carried at fair market value in the consolidated balance sheets with changes reported in earnings. The cross-currency swap agreements did not qualify for hedge accounting under ASC Topic 815, representing a natural hedge over a portion of the Company's foreign currency and interest rate exposure under the A&R Credit Agreement. Changes in the fair market value attributable to changes in the current spot rates between the U.S. dollar and the Brazilian reais were offset by foreign exchange results recorded by the holding company in revaluating the Brazilian reais-denominated intercompany receivable. Changes in the fair market value attributable to changes in the Brazilian reais-forward rate curve impacted the Company's consolidated results. At December 31, 2010, the fair market values of these swap agreements totaled $90,513 payable. On July 19, 2011 and July 20, 2011, the Company settled the cross-currency interest rate swap agreements before their maturity. During fiscal year 2011, 2010 and 2009, the Company made net payments to the counterparties totaling $119,181, $37,645 and $25,584, respectively, in connection with these agreements. During fiscal years 2011, 2010 and 2009, the Company recorded net losses for $11,346, $31,090 and $37,327, respectively, within "Loss from derivative instruments" in the Company's consolidated statement of income. In addition, in July 2009 the Company was required to make a cash deposit of $25,000 in favor of Credit Suisse as collateral for the obligations assumed under the letter of credit discussed in Note 17. This collateral deposit was collected in April 2010 as a result of the amendment of the letter of credit.

Mirror and bond swaps

     On December 10, 2009, and in connection with the prepayment of the A&R Credit Agreement and the issuing of the 2019 Notes, the Company decided to eliminate its three-month LIBOR exposure arising from the existing cross-currency interest rate swaps and also to hedge 44% of the Company's currency exposure from the 2019 Notes coupon payments related to the Company's generation of cash flows in Brazilian reais (equivalent to $200 million). Therefore in December 2009:

     - ADBV entered into two opposing coupon-only cross-currency interest rate swap agreements (mirror swaps) with JP Morgan and Morgan Stanley to neutralize the floating-rate exposure under the existing position. Under these agreements, the Company paid three-month LIBOR and received 2.02% in Brazilian reais over a notional of $200 million (at an exchange rate of 1.76 Brazilian reais per U.S. dollar). Payment dates, amortization schedule and maturity date were structured to mirror the existing swaps, without exchange of principal. On July 19, 2011, the Company settled the mirror swaps before their maturity.

     - ADBV entered into two coupon-only cross-currency interest rate swap agreements (bond swaps) with JP Morgan and Morgan Stanley to convert a portion of the coupons of the 2019 Notes denominated in U.S. Dollars ($200 million at a fixed rate of 7.50%) to Brazilian reais (at a fixed rate of 9.08% and an exchange rate of 1.76 Brazilian reais per U.S. dollar). These agreements mature on October 1, 2014 without exchange of principal.

     These swap agreements do not qualify for hedge accounting under ASC Topic 815. Therefore, the agreements were carried at fair market value in the consolidated balance sheets with changes reported in earnings. At December 31, 2011, the fair market values of the swap agreements outstanding totaled $2,583 payable ($3,833 at December 31, 2010). During fiscal year 2011, the Company collected net interest from the counterparties amounting to $1,828 and recognized a net gain of $3,078 in connection with these agreements. During fiscal year 2010, the Company made net interest payments to the counterparties amounting to $170 and recognized a net loss of 1,396 in connection with these agreements. During fiscal year 2009, the Company recognized a net loss of $2,608, in connection with these agreements. The abovementioned gains and losses are included within "Loss from derivative instruments" in the Company's consolidated statements of income.

Forward contracts

     On November 10, 2010, 10% of the notional amounts of the cross-currency interest rate swaps amortized (equivalent to $20 million). In order to maintain a notional amount of $200 million hedged at all times, ADBV entered into forward contracts with JPMorgan and Morgan Stanley to buy a total of $20 million on May 10, 2011 at the forward exchange rate of 1.7355 Brazilian reais per U.S. dollar. The company paid $1,544 in connection with the settlement of these forward contracts.

     In addition, on May 10, 2011, an additional 10% of the notional amounts of the cross-currency interest rate swaps amortized (equivalent to $20 million). In order to maintain a notional amount of $200 million hedged at all times, ADBV entered into forward contracts with JP Morgan to buy a total of $40 million on September 2, 2011 at the forward exchange rate of 1.6152 Brazilian reais per U.S. dollar. These forward contracts were settled before their maturity on August 10, 2011 for $35.

     These swap agreements were carried at fair market value in the consolidated balance sheets with changes reported in earnings. At December 31, 2010, the fair market value of these derivatives totaled $323 payable. During the fiscal years 2011 and 2010, the Company recognized a loss of $1,256 and $323, respectively, in connection with these agreements, which is included within "Loss from derivative instruments" in the Company's consolidated statements of income.

Derivatives designated as hedging instruments

Interest rate swap

     On November 10, 2008, ADBV entered into an interest rate swap agreement with Banco Santander Central Hispano S.A. to hedge a portion of the cash flows associated with the refinancing of the credit agreement ("A&R Credit Agreement"). The agreement had a total notional value of $140 million, amortizable over the life of the swap and maturing on November 10, 2013. The interest rate swap agreement effectively converted the A&R Credit Agreement, which was a floating-rate debt, to a fixed-rate debt up to the unamortized notional value of the swap by having the Company pay fixed-rate amounts in exchange for the receipt of the floating-rate interest payments. Under the terms of this agreement, a quarterly net settlement was made for the difference between the fixed rate of 2.66% and the variable rate based upon the three-month LIBOR rate on the notional amount of the interest rate swap.

     The Company determined that its interest rate swap agreement was appropriately designated and documented as a cash flow hedge. This swap agreement was carried at fair market value in the consolidated balance sheets with unrealized gains or losses reported as a component of "Accumulated other comprehensive loss" within shareholders' equity. As of December 31, 2008, the fair market value of this derivative instrument represented a liability of $3,455. During fiscal year 2008, the Company recorded an adjustment to interest expense for a $8 gain, recognizing the difference of $3,463 within the "Accumulated other comprehensive loss" component of shareholders' equity. During fiscal year 2009, the Company made net interest payments to the counterparty totaling $603 and recorded an adjustment to interest expense for a $1,106 loss. Due to the repayment of the A&R Credit Agreement in October 2009, the Company settled the interest rate swap agreement for $3,980, recognizing a loss from the early settlement for $3,485 that was included as interest expense.

Forward contracts

     In December 2009, the Company entered into various forward contracts maturing in 2010 to hedge a portion of the foreign exchange risk associated with the forecasted imports of Chile. Pursuant to the agreements, the Company purchased during 2010 a total amount of $8,521 at a weighted-average forward rate of 489.3 Chilean pesos per U.S. dollar.

     In February 2010, the Company entered into various forward contracts maturing in 2010 to hedge a portion of the foreign exchange risk associated with the forecasted imports of Colombia and Peru. Pursuant to the agreements, the Company purchased a total amount of $9,732 at a weighted-average forward rate of 2,023.54 Colombian pesos per U.S. dollar, and a total amount of $3,052 at a weighted-average forward rate of 2.89 Peruvian soles per U.S. dollar.

     In August and October 2010, the Company entered into various forward contracts maturing in 2011 to hedge a portion of the foreign exchange risk associated with the forecasted imports of Chile for fiscal year 2011. Pursuant to the agreements, during 2011 the Company purchased a total amount of $11,878 at a weighted-average forward rate of 500.4 Chilean pesos per U.S. dollar.

     In November 2011, the Company entered into various forward contracts maturing in 2012 to hedge a portion of the foreign exchange risk associated with the forecasted imports of Peru. Pursuant to the agreements, the Company will purchase a total amount of $3,600 at a weighted-average forward rate of 2.76 Peruvian soles per U.S. dollar.

     The Company has designated cash flow hedges that encompass the variability of functional-currency-equivalent cash flows attributable to foreign exchange risks related to the settlement of the foreign-currency-denominated payables resulting from the forecasted purchases (hedge over 75% of the purchases in Chile and Peru for 2010, 73% of the purchases in Colombia for 2010, 90% of the purchases in Chile for 2011 and 60% of the purchases in Peru for 2012). The effect of the hedges result in fixing the cost of goods acquired (i.e. the net settlement or collection adjusts the cost of inventory paid to the suppliers). The forward contracts are carried at their fair market value in the consolidated balance sheets, with changes reported within the "Accumulated other comprehensive loss" component of shareholders' equity. As of December 31, 2011, the fair market value of the outstanding derivatives represented a $48 net payable ($630 payable at December 31, 2010). The Company made net payments totaling $451 and $273 during fiscal years 2011 and 2010, respectively, as a result of the net settlements of these derivatives. In addition, the Company recorded a $131 unrealized net gain and a $1,134 unrealized net loss within the "Accumulated other comprehensive loss" component of shareholders' equity during fiscal years 2011 and 2010, respectively.

Additional disclosures

     The following table presents the fair values of derivative instruments included in the consolidated balance sheets as of December 31, 2011 and 2010:

		Asset (Liability) Derivatives
		Fair Value
Type of Derivative	Balance Sheets Location	2011	2010
Derivatives designated as hedging
instruments under ASC Topic 815
Derivatives and Hedging
Forward contracts	Accrued payroll and
	other liabilities	$(48)	$(630)
		(48)	(630)
Derivatives not designated as hedging
instruments under ASC Topic 815
Derivatives and Hedging
Cross-currency interest rate
swaps	Derivative instruments	-	(90,513)
Mirror swaps	Derivative instruments	-	3,974
Bond swaps	Derivative instruments	(2,583)	(7,807)
Forwards	Derivative instruments	-	(323)
		(2,583)	(94,669)
Total derivative instruments		$(2,631)	$(95,299)

     The following tables present the pretax amounts affecting income and other comprehensive income for the fiscal year ended December 31, 2011 for each type of derivative relationship:

	Gain (Loss)	(Gain) Loss	Gain (Loss) Recognized in
	Recognized in	Reclassified from	Income on Derivative
	Accumulated OCI on	Accumulated OCI	(Amount Excluded from
Derivatives in Cash Flow	Derivative (Effective	into Income (Effective	Effectiveness Testing and
Hedging Relationships	Portion)	Portion)	Ineffective Portion)
Forward contracts	$131	$451	$-
Total	$131	$451	$-

The loss recognized in income was recorded as an adjustment to food and paper.

Gain (Loss)
Recognized in
Income on
Derivatives Not Designated as	Derivative
Hedging Instruments	instruments
Cross-currency interest rate swaps	$(11,346)
Mirror swaps	1,614
Bond swaps	1,464
Forwards	(1,256)
Others	287
Total	$(9,237)

     The following tables present the pretax amounts affecting income and other comprehensive income for the fiscal year ended December 31, 2010 for each type of derivative relationship:

	Gain (Loss)	(Gain) Loss	Gain (Loss) Recognized
	Recognized in	Reclassified from	in Income on Derivative
	Accumulated OCI	Accumulated OCI	(Amount Excluded from
Derivatives in Cash Flow	on Derivative	into Income	Effectiveness Testing
Hedging Relationships	(Effective Portion)	(Effective Portion)	and Ineffective Portion)
Forward contracts	$(1,134)	$273	$-
Total	$(1,134)	$273	$-

The loss recognized in income was recorded as an adjustment to food and paper.

Gain (Loss)
Recognized in
Income on
Derivatives Not Designated as	Derivative
Hedging Instruments	instruments

Cross-currency interest rate swaps	$(31,090)
Mirror swaps	8,212
Bond swaps	(9,608)
Forwards	(323)
Total	$(32,809)

     The following tables present the pretax amounts affecting income and other comprehensive income for the fiscal year ended December 31, 2009 for each type of derivative relationship:

	Gain (Loss)	(Gain) Loss	Gain (Loss) Recognized
	Recognized in	Reclassified from	in Income on Derivative
	Accumulated OCI	Accumulated OCI	(Amount Excluded from
Derivatives in Cash Flow	on Derivative	into Income	Effectiveness Testing
Hedging Relationships	(Effective Portion)	(Effective Portion)	and Ineffective Portion)
Interest rate swap	$-	$4,591	$-
Forward contracts	232	-	-
Total	$232	$4,591	$-

The loss reclassified from accumulated OCI into income was recorded as an adjustment to interest expense.

Gain (Loss)
Recognized in
Income on
Derivatives Not Designated as	Derivative
Hedging Instruments	instruments

Cross-currency interest rate swaps	(37,327)
Mirror swaps	(881)
Bond swaps	(1,727)
Total	$(39,935)

Operating Lease Agreements	12 Months Ended
Dec. 31, 2011
Operating Lease Agreements [Abstract]
Operating Lease Agreements

13. Operating lease agreements

     At December 31, 2011, the Company was the lessee at 1,855 locations through ground leases (the Company leases the land and the Company or franchisee owns the building) and through improved leases (the Company leases land and buildings). Lease terms for most restaurants vary between 10 and 20 years and, in many cases, provide for rent escalations and renewal options, with certain leases providing purchase options. Escalations terms vary by reporting unit, with examples including fixed-rent escalations, escalations based on an inflation index, and fair value adjustments. The timing of these escalations generally ranges from annually to every five years. According to rental terms, the Company pays a monthly rental expense based on the greater of a fixed rent or a certain percentage of the Company's gross sales. For most locations, the Company is obligated for the related occupancy costs including property taxes, insurance and maintenance. However, for franchised sites, the Company requires the franchisees to pay these costs. In addition, the Company is the lessee under non-cancelable leases covering certain offices and warehouses.

     In March 2010, the Company entered into an aircraft operating lease agreement for a term of 8 years, which provides for quarterly payments of $690. The agreement includes a purchase option at the end of the lease term at fair market value and also an early purchase option at a fixed amount of $26,685 at maturity of the 24th quarterly payment. The Company was required to make a cash deposit of $5,325 as collateral for the obligations assumed under this agreement.

     At December 31, 2011, future minimum payments required under existing operating leases with initial terms of one year or more are:

	Restaurants	Others	Total

2012	$124,021	$7,557	$131,578
2013	113,266	7,002	120,268
2014	102,116	6,707	108,823
2015	93,604	6,310	99,914
2016	81,995	5,632	87,627
Thereafter	362,167	15,533	377,700
Total minimum payments	$877,169	$48,741	$925,910

The following table provides detail of rent expense for fiscal year 2011, 2010 and 2009:

	2011	2010	2009
Company-operated restaurants (i)	$129,135	$100,986	$88,579
Franchised restaurants (ii)	41,252	34,172	33,592
Total rent expense	$170,387	$135,158	$122,171

(i) Included within the caption "Occupancy and other operating expenses" in the consolidated statement of income.

(ii)Included within the caption "Franchised restaurants – occupancy expenses" in the consolidated statements of income.

     The following table provides a breakdown detail of rent expense between minimum and contingent rentals for fiscal year 2011, 2010 and 2009:

	2011	2010	2009
Minimum rentals	$121,533	$98,307	$82,650
Contingent rentals based on sales	48,854	36,851	39,521
Total rent expense	$170,387	$135,158	$122,171

Franchise Arrangements	12 Months Ended
Dec. 31, 2011
Franchise Arrangements [Abstract]
Franchise Arrangements

14. Franchise arrangements

     Individual franchise arrangements generally include a lease and a license and provide for payment of initial fees as well as continuing rent and service fees (royalties) to the Company based upon a percentage of sales with minimum rent payments. The Company's franchisees are granted the right to operate a restaurant using the McDonald's system and, in most cases, the use of a restaurant facility, generally for a period of 20 years. Franchisees pay related occupancy costs including property taxes, insurance and maintenance. Pursuant to the MFAs, the Company pays initial fees and continuing service fees for franchised restaurants to McDonald's Corporation. Therefore, the margin for franchised restaurants is primarily comprised of rental income net of occupancy expenses (depreciation for owned property and equipment and/or rental expense for leased properties).

     At December 31, 2011, net property and equipment under franchise arrangements totaled $184,199 (including land of $63,699) after deducting accumulated depreciation and amortization of $89,148.

Revenues from franchised restaurants for fiscal years 2011, 2010 and 2009 consisted of:

	2011	2010	2009
Rent	$152,380	$122,448	$127,896
Initial fees (i)	514	660	419
Royalty fees (ii)	627	544	506
Total	$153,521	$123,652	$128,821

(i) Disclosed net of initial fees paid to McDonald's Corporation for $518, $595 and $370 in 2011, 2010 and 2009, respectively.

(ii) Disclosed net of royalties fees paid to McDonald's Corporation for $60,261, $49,562 and $48,524 in 2011, 2010 and 2009, respectively.

At December 31, 2011, future minimum rent payments due to the Company under existing franchised agreements

	Owned sites	Leased sites	Total

2012	$8,938	$25,208	$34,146
2013	8,609	23,434	32,043
2014	8,027	21,205	29,232
2015	7,844	20,679	28,523
2016	9,217	19,273	28,490
Thereafter	38,079	94,609	132,688
Total	$80,714	$204,408	$285,122

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

15. Income taxes

The Company's operations are conducted by its foreign subsidiaries in Latin America and the Caribbean. The foreign subsidiaries are incorporated under the laws of their respective countries and as such the Company is taxed in such foreign countries.

Statutory tax rates in the countries in which the Company operates for fiscal years 2011, 2010 and 2009 were as follows:

	2011	2010	2009

Puerto Rico	30%	39%	39%
Argentina, Martinique, French Guyana, Guadeloupe, St
Croix, St. Thomas, Aruba and Curacao	35%	35%	35%
Brazil and Venezuela	34%	34%	34%
Colombia	33%	33%	33%
Costa Rica and Peru	30%	30%	30%
Panamá	25%	27.5%	30%
Mexico	30%	30%	28%
Uruguay and Trinidad and Tobago	25%	25%	25%
Ecuador	24%	25%	25%
Chile	20%	17%	17%

Income tax expense for fiscal years 2011, 2010 and 2009 consisted of the following:

	2011	2010	2009
Current income tax expense	$47,485	$64,551	$68,539
Deferred income tax benefit	(2,882)	(61,101)	(49,830)
Income tax expense	$44,603	$3,450	$18,709

Income tax expense for fiscal years 2011, 2010 and 2009 differed from the amounts computed by applying the Company's weighted-average statutory income tax rate to pre-tax income as a result of the following:

	2011	2010	2009
Pre-tax income	$160,403	$109,742	$99,063
Weighted-average statutory income tax rate (i)	32,35%	36.87%	38.18%
Income tax expense at weighted-average statutory tax rate
on pre-tax income	51,890	40,462	37,822
Permanent differences:
Change in valuation allowance	(20,962)	(91,416)	(29,971)
Non-deductible expenses	28,783	31,575	8,224
Tax deductible goodwill in Brazil (ii)	(21,640)	-	-
Withholding income taxes on intercompany transactions	9,038	8,233	-
Loss on amnesty program	-	8,681	-
Others	(2,506)	5,915	2,634
Income tax expense	$44,603	$3,450	$18,709

(i) Weighted-average statutory income tax rate is calculated based on the lump-sum of the income before taxes by country multiplied by the prevailing statutory income tax rate, divided by the consolidated income before taxes.

(ii) In November 2010, the Company completed the corporate reorganization of its companies in Brazil that was commenced on December 29, 2008. Among other corporate synergies, the reorganization resulted in contribution of the shares of the Brazilian operating entities to a new holding company and generated a tax deductible goodwill amounting to $310 million. The goodwill is deductible in Brazil for income tax purposes through its amortization in a period of 60 months starting in December 2010 following the merger of the Brazilian entities. The Company did not recognize any deferred tax asset for this benefit following the exemption in ASC 740-10-25-3.e. applicable to intercompany transfers. Therefore, the tax benefit is being recognized when realized on the tax return and applied to reduce income tax expense.

The tax effects of temporary differences that give rise to the Company's deferred tax assets and liabilities at December 31, 2011 and 2010 are presented below:

	2011	2010
Tax loss carryforwards (i)	$273,344	$314,057
Purchase price allocation adjustment	105,457	131,624
Other deferred tax assets (ii)	104,670	63,514
Property and equipment – difference in depreciation rates	(61,411)	(69,838)
Other deferred tax liabilities (iii)	(23,374)	(24,205)
Valuation allowance (iv)	(223,775)	(220,182)
Net deferred tax asset	$174,911	$194,970

(i) As of December 31, 2011, the Company and its subsidiaries had accumulated operating tax loss carryforwards amounting to $946,165. These operating tax loss carryforwards expire as follows:

2011
Fiscal year 2012	$705
Fiscal year 2013	19,013
Fiscal year 2014	2,562
Fiscal year 2015	2,141
Fiscal year 2016	26,943
Thereafter	302,233
Without expiration terms	592,568
$946,165

(ii) Primarily related to property and equipment, allowances and provisions. (iii) Primarily related to intangible assets and foreign currency exchange gains.

(iv) In assessing the realizability of deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Balance sheets classification of deferred taxes at December 31, 2011 and 2010 is as follows: current deferred tax assets of $36,713 in 2011 and $10,584 in 2010; non-current deferred tax assets of $142,848 in 2011 and $190,764 in 2010; and non-current deferred tax liabilities of $4,650 in 2011 and $6,378 in 2010.

Deferred income taxes have not been recorded for temporary differences related to investments in certain foreign subsidiaries. These temporary differences were approximately $82.6 million at December 31, 2011 and consisted of undistributed earnings considered permanently invested in subsidiaries. The amount of the corresponding unrecognized deferred tax liability was $26.3 million as of December 31, 2011.

As of December 31, 2011 and 2010, the Company's gross unrecognized tax benefits totaled $6,088 and $4,770 (including interests and penalties), respectively, that would favorably affect the effective tax rate if resolved in the Company's favor. These amounts are mainly included in income tax payable on the consolidated balance sheets for 2011 and 2010, respectively. The Company is regularly under audit in multiple tax jurisdictions. It is reasonably possible that, as a result of audit progression within the next 12 months, there may be new information that causes the Company to reassess the total amount of unrecognized tax benefits recorded. While the Company cannot estimate the impact that new information may have on our unrecognized tax benefit balance, we believe that the liabilities that are recorded are appropriate and adequate as determined under ASC 740. The Company is generally no longer subject to income tax examinations by tax authorities for years prior to 2005.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

16. Share-based compensation

ADBV Long-Term Incentive Plan

     During 2008, the Company implemented a long-term incentive plan to reward employees for increases in the fair value of the Company's stock subsequent to the date of grant. In accordance with this plan, in fiscal years 2008, 2009 and 2010 the Company granted units (called "CADs") to certain employees, pursuant to which the employees are entitled to receive, when vested, a cash payment equal to the appreciation in fair value over the base value. The awards vest over a requisite service period of five years as follows: 40% at the second anniversary of the date of grant and 20% at each of the following three years. The exercise right is cumulative and, once such right becomes exercisable, it may be exercised in whole or in part during quarterly window periods until the date of termination, which occurs at the fifth anniversary of the date of grant. Exercisable outstanding awards at the date of termination will be automatically settled by the Company. The maximum amount authorized under this plan equaled 4% of the Company's fair market value.

     The Company recognizes compensation expense related to these benefits on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards. The accrued liability is remeasured at the end of each reporting period until settlement. Effective December 31, 2010 the Company changed the method of measuring its liability awards from the intrinsic value method (i.e. difference between the current fair value and the base value) to a fair value method using the Black & Scholes model. The current fair value for purposes of determining the intrinsic value was based on a formula determined and approved by the Company's Board of Directors. At December 31, 2010 the Company considered the estimated initial public offering price per class A share ($16.50) in determining the fair value of the awards because in 2011 the Company's Board of Directors decided that on a going forward basis the fair value would be based on the market price instead of the formula that had previously been used to value such awards.

     The following variables and assumptions have been used by the Company for purposes of measuring its liability awards at December 31, 2011 and 2010:

	2011	2010

Current price (i)	20.53	16.50
Weighted-average base value of
outstanding units (ii)	5.82	5.55
Expected volatility (iii)	38.0%	28.5%
Dividend yield	1.2%	1.5%
Risk-free interest rate	0.8%	3.9%
Expected term	last vesting date	last vesting date

(i) At December 31, 2010, equal to the estimated initial public offering price per share. At December 31, 2011, equal to the quoted market price per share.

(ii) As adjusted as a result of the stock split discussed in Note 22.

(iii) At December 31, 2010, based on historical 1-year implied volatility of Latin American comparable companies calculated as the standard deviation on the logarithms of daily price returns, annualized by the squared root of the number of days. At December 31, 2011, based on implied volatility of the Company's class A shares.

The following table summarizes the activity under the plan for fiscal years 2011, 2010 and 2009:

		Weighted-	Weighted-
		average base	average fair
	Units	value	value
Outstanding at December 31, 2008	1,804,268	4.10
Granted	677,218	8.66
Forfeited	(105,528)	4.27
Outstanding at December 31, 2009	2,375,958	5.39
Granted	1,368,018	5.88
Exercised (i)	(27,214)	4.27
Forfeited	(182,348)	6.29
Outstanding at December 31, 2010	3,534,414	5.54	10.94
Granted	-	-
Exercised (ii)	(525,017)	5.19
Forfeited	(85,815)	5.02
Outstanding at December 31, 2011	2,923,582	5.82	14.44
Exercisable at December 31, 2011	781,975	4.95	15.42

Data in the table above was adjusted as a result of the stock split discussed in Note 22.

(i) The total amount paid for these exercises was $97.

(ii) The total amount paid for these exercises was $9,841.

The following table provides a summary of the plan at December 31, 2011:

	Vested (i)	Non-vested (ii)	Total

Number of units outstanding (iii)	781,975	2,141,607	2,923,582
Weighted-average fair market
value per unit	15.42	14.09	14.44
Total fair value of the plan	12,058	30,168	42,226
Weighted-average accumulated
percentage of service	100.00	70.64	79.02
Accrued liability	12,058	21,311	33,369
Compensation expense not yet
recognized (iv)	-	8,857	8,857

(i) Related to exercisable awards.

(ii) Related to awards that will vest between fiscal years 2012 and 2015.

(iii) As adjusted as a result of the stock split discussed in Note 22.

(iv) Expected to be recognized in a weighted-average period of 2.8 years.

     Compensation expense for the fiscal years 2011, 2010 and 2009 amounted to $19,295, $20,159 and $913, respectively. Compensation expense is included within "General and administrative expenses" in the consolidated statement of income. Compensation expense for the fiscal year 2011 includes an incremental expense amounting to $10,526 related to the effect of remeasuring the accrued liability considering the initial quoted market price of $21.00. Compensation expense for fiscal year 2010 includes an incremental expense amounting to $15,576 related to the effect of replacing the formula by the estimated initial public offering market price in determining the current value of the award at the end of such year. The Company recognized $4,436, $5,147 and $nil of related income tax benefits during fiscal years 2011, 2010 and 2009, respectively.

Award Right granted to the Chief Executive Officer

     In addition, during 2008 the Company granted to the Chief Executive Officer an award right pursuant to which he was entitled to receive from the Company a lump sum amount of cash equal to 1% of the fair market value of the Company upon the occurrence of a Liquidity Event (an "Initial Public Offering" or "Change of Control" as defined in the agreement). The award right was subject to a four-year graduated vesting period (25% per year) of continued service as from August 3, 2007.

     The Company recognized compensation expense related to this benefit on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards. The accrued liability was remeasured at the end of each reporting period until settlement, based on the estimated fair value of the Company. The fair value of the Company had been estimated based on a formula determined and approved by the Company's Board of Directors. Effective December 31, 2010 the Company replaced the formula by the estimated initial public offering price for purposes of measuring the liability award. As a result of the Company's initial public offering, on April 14, 2011 the Company settled the award in cash for $34,000.

Compensation expense for fiscal years 2011, 2010 and 2009 amounted to $2,214, $16,392 and $4,334, respectively.

Compensation expense is included within "Other operating expenses, net" in the consolidated statement of income.

2011 Equity Incentive Plan

     In March 2011, the Company adopted its Equity Incentive Plan, or 2011 Plan, to attract and retain the most highly qualified and capable professionals and to promote the success of its business. This plan replaces ADBV Long-Term Incentive Plan discussed above, although the awards that have already been granted will remain outstanding until their respective termination dates. Like ADBV Long-Term Incentive Plan, the 2011 Plan will be used to rewards certain employees for the success of the Company's business through an annual award program. The 2011 Plan permits grants of awards relating to class A shares, including awards in the form of shares (also referred to as stock), options, restricted shares, restricted share units, share appreciation rights, performance awards and other share-based awards as will be determined by the Company's Board of Directors. The maximum number of shares that may be issued under the 2011 Plan is 2.5% of the Company's total outstanding class A and class B shares immediately following its initial public offering.

On April 14, 2011, the Company made the following grants of awards under the 2011 Plan:

     - The Company granted to certain of its executive officers and other employees 231,455 restricted share units and 833,388 stock options for 2011. Both types of awards vest as follows: 40% on the second anniversary of the date of grant and 20% on each of the following three anniversaries.

     - The Company granted to certain of its executive officers and other employees 782,137 restricted share units and 1,046,459 stock options as special awards in connection with its initial public offering. Both types of special awards vest as follows: 1/3 on each of the second, third and fourth anniversaries of the grant date.

     For both grants, each stock option represents the right to acquire a Class A share at a strike price of $21.20 (the closing price on the date of grant), while each restricted stock unit represents the right to receive a Class A share, when vested.

     The Company recognizes stock-based compensation expense on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards. The Company utilizes a Black-Scholes option-pricing model to estimate the value of stock options at the grant date. The value of restricted stock units is based on the quoted market price of the Company's class A shares at the grant date. The resulting value of stock options and restricted stock units granted during the fiscal year 2011 was $10,435 and $21,488, respectively. The Company recognized stock-based compensation expense in the amount of $8,202 during the fiscal year 2011, of which $5,703 relates to the special awards granted in connection with the initial public offering. Stock-based compensation expense is included within "General and administrative expenses" in the consolidated statement of income. As of December 31, 2011, the remaining unrecognized compensation expense amounted to $23,721, which will be amortized over the remaining requisite service period (weighted-average of 3.6 years). The Company recognized $1,690 of related income tax benefits during fiscal year 2011.

     The following variables and assumptions were used by the Company for purposes of measuring the 2011 granted stock options: market price and exercise price equal to $21.20; expected volatility of 28.6% (based on historical 1-year implied volatility of Latin American comparable companies); dividend yield of 1.13%; risk free interest rate of 3.35%; and an expected term ending on the last vesting date.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

17. Commitments and contingencies

Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i) to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, substantially consistent with market; (ii) to agree with McDonald's on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened; for the three-year period commenced on January 1, 2011 the Company must reinvest an aggregate of at least $60 million per year; and open no less than 250 new restaurants; (iii) to commit to funding a specified Strategic Marketing Plan; and (iv) to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located.

     In addition, the Company maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald's Corporation as collateral for the obligations assumed under the MFAs. The letter of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these Consolidated Financial Statements.

Provision for contingencies

     The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2011 the Company maintains a provision for contingencies amounting to $71,888 ($91,720 at December 31, 2010), which is disclosed net of judicial deposits amounting to $6,852 ($27,373 at December 31, 2010) that the Company was required to make in connection with the proceedings. As December 31, 2011, the net amount of $65,036 is disclosed as follows: $41,959 as a current liability and $23,077 as a non-current liability.

Breakdown of the provision for contingencies as of December 31, 2011 and 2010 is as follows:

	2011	2010
Tax contingencies in Brazil (i)	$42,011	$50,648
Labor contingencies in Brazil (ii)	19,646	33,456
Other	10,231	7,616
Subtotal	71,888	91,720
Judicial deposits	(6,852)	(27,373)
Provision for contingencies	$65,036	$64,347

(i) Mainly related to VAT special treatment for restaurants in Rio de Janeiro and taxes over the royalty payments.

(ii) Mainly related to dismissals in the normal course of business.

     In January 2007, several Puerto Rican franchisees filed a lawsuit against McDonald's Corporation and certain subsidiaries which the Company purchased during the acquisition of the LatAm business. The lawsuit originally sought declaratory judgment and damages in the amount of $11 million plus plaintiffs' attorney fees. In January 2008, the plaintiffs filed an amended complaint that increased the amount of damages sought to $66.7 million plus plaintiffs' attorney fees. The complaint, as amended, requests that the court declare that the plaintiffs' respective franchise agreements and contractual relationships with McDonald's Corporation, which agreements and relationships were assigned or otherwise transferred to the Company as part of the Acquisition of the LatAm business, are governed by the Dealers' Act of Puerto Rico, or "Law 75", a Puerto Rican law that limits the grounds under which a principal may refuse to renew or terminate a distribution contract. The complaint also seeks preliminary and permanent injunctions to restrict the Company from declining to renew the plaintiffs' agreements except for just cause, and to prohibit the Company from opening restaurants or kiosks within a three-mile radius of a franchisee's restaurant. In September 2008, the Company filed a counter-suit requesting the termination of the franchise agreements with these franchisees due to several material breaches. On December 23, 2010, the commissioner assigned by the Court of First Instance to this case issued a resolution holding that Law 75 applies to the parties' commercial relationship. On July 20, 2011, the Court of First Instance adopted the Commissioner´s determination with respect to the application of Law 75. This determination is an interlocutory determination that defines the legislation applicable to the franchisee rights and obligations. On August 26, 2011, the Company appealed the decision of the Court of First Instance by means of a certiorari to the Court of Appeals. The Company is still in the discovery phase with respect to the evidentiary part of this litigation. If the Company does not prevail on the non-applicability of Law 75 to the franchise agreements, the franchisees will still need to demonstrate and prove that the franchisor has breached their respective contracts. Therefore, no provision has been recorded regarding this lawsuit because the Company believes that a final negative resolution has a low probability of occurrence. In October and November of 2010, two bills were introduced in Puerto Rico Legislature that seek to regulate franchise agreements. Among other goals, these bills (like Law 75 in the case of distribution agreements) limit the grounds under which a franchisor may terminate or refuse to renew a franchise agreement. The bills are in the early stages of consideration by the Legislature and no hearings or votes have been scheduled. The Legislature is in the last session to consider this bill which at this time has no hearings or votes scheduled.

     Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald's Corporation indemnifies the Company for certain Brazilian claims as well as for specific and limited claims arising from the Puerto Rican franchisee lawsuit.

     Regarding contingencies in Brazil, at the end of fiscal year 2010 the Company decided to take advantage of law No. 11941 that amended the federal tax legislation to permit the entering into amnesty plans to settle existing contingencies in installments with benefits derived from the waiver of fines and a portion of accrued interests. The law also allows the use of tax loss carryforwards to settle the portion of interest not waived. The Company agreed with McDonald's Corporation to include in the amnesty plan most of the contingencies indemnified by them using tax loss carryforwards to settle the interests and receive a cash payment equal to the principal plus 50% of the interests. As a result of this agreement, in fiscal year 2010 the Company recorded a loss amounting to $22,476 within "Non-operating expenses" in the consolidated statement of income. The Company recorded an additional loss amounting to $3,056 within "Other operating expenses, net" in connection with contingencies not indemnified by McDonald's Corporation but also included in the amnesty program. The accounting for the amnesty program at the end of fiscal year 2010 included a reduction of the provision for contingencies, the recognition of a liability for the amnesty program within "Accrued payroll and other liabilities", a reduction in the receivable with McDonald's Corporation and a reduction of the balance of deferred tax assets related to tax loss carryforwards. At December 31, 2011, the current asset in respect of McDonald's Corporation's indemnity represents the amount of cash to be received as a result of the abovementioned agreement.

     At December 31, 2011, the non-current portion of the provision for contingencies includes $12,141 related to Brazilian claims that are covered by the indemnification agreement. As a result, the Company has recorded a non-current asset in respect of McDonald's Corporation's indemnity in the consolidated balance sheet.

Disclosures About Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
Disclosures About Fair Value Of Financial Instruments [Abstract]
Disclosures About Fair Value Of Financial Instruments

18. Disclosures about fair value of financial instruments

     As defined in ASC Topic 820 Fair Value Measurement and Disclosures, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The transaction is based on a hypothetical transaction in the principal or most advantageous market considered from the perspective of the market participant that holds the asset or owes the liability. The valuation techniques that can be used under this guidance are the market approach, income approach or cost approach. The market approach uses prices and other information for market transactions involving identical or comparable assets or liabilities, such as matrix pricing. The income approach uses valuation techniques to convert future amounts to a single discounted present amount based on current market conditions about those future amounts, such as present value techniques, option pricing models (e.g. Black-Scholes model) and binomial models (e.g. Monte-Carlo model). The cost approach is based on current replacement cost to replace an asset.

     The Company utilizes market data or assumptions that market participants who are independent, knowledgeable and willing and able to transact would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated or generally unobservable. The Company attempts to utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. The Company is able to classify fair value balances based on the observance of those inputs. The guidance establishes a formal fair value hierarchy based on the inputs used to measure fair value. The hierarchy gives the highest priority to level 1 measurements and the lowest priority to level 3 measurements, and accordingly, level 1 measurement should be used whenever possible.

The three levels of the fair value hierarchy as defined by the guidance are as follows:

     Level 1: Valuations utilizing quoted, unadjusted prices for identical assets or liabilities in active markets that the Company has the ability to access. This is the most reliable evidence of fair value and does not require a significant degree of judgment. Examples include exchange-traded derivatives and listed equities that are actively traded.

     Level 2: Valuations utilizing quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly for substantially the full term of the asset or liability. Financial instruments that are valued using models or other valuation methodologies are included. Models used should primarily be industry-standard models that consider various assumptions and economic measures, such as interest rates, yield curves, time value, volatilities, contract terms, current market prices, credit risk or other market-corroborated inputs. Examples include most over-the-counter derivatives (non-exchange traded), physical commodities, most structured notes and municipal and corporate bonds.

     Level 3: Valuations utilizing significant unobservable inputs provides the least objective evidence of fair value and requires a significant degree of judgment. Inputs may be used with internally developed methodologies and should reflect an entity's assumptions using the best information available about the assumptions that market participants would use in pricing an asset or liability. Examples include certain corporate loans, real-estate and private equity investments and long-dated or complex over-the-counter derivatives.

     Depending on the particular asset or liability, input availability can vary depending on factors such as product type, longevity of a product in the market and other particular transaction conditions. In some cases, certain inputs used to measure fair value may be categorized into different levels of the fair value hierarchy. For disclosure purposes under this guidance, the lowest level that contains significant inputs used in valuation should be chosen. Pursuant to ASC 820-10-50, the Company has classified its assets and liabilities into these levels depending upon the data relied on to determine the fair values. The fair values of the Company's derivatives are valued based upon quotes obtained from counterparties to the agreements and are designated as Level 2.

     The following fair value hierarchy table presents information about the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Quoted Prices in
	Active Markets	Significant Other	Significant		Balance as of
	For Identical Assets	Observable Inputs	Unobservable Inputs		December 31,
	(Level 1)	(Level 2)	(Level 3)		2011
Assets
Cash equivalents	$72,333	-		- $	72,333
Total Assets	$72,333	-		- $	72,333
Liabilities
Bond swaps	$-	2,583		- $	2,583
Forward contracts	-	48		-	48
Long-term incentive plan	-	33,369		-	33,369
Total Liabilities	$-	36,000		- $	36,000

     The derivative contracts were measured based on quotes from the Company's counterparties. Such quotes have been derived using models pricing or discounted cash analysis that incorporate observable market parameters for all significant inputs such as interest yield curves, options volatilities and currency rates and that were observable for substantially the full term of the derivative contracts.

Certain financial assets and liabilities not measured at fair value

     At December 31, 2011, the fair value of the Company's short-term and long-term debt was estimated at $594,463, compared to a carrying amount of $529,762. This fair value was estimated using various pricing models or discounted cash flow analysis that incorporated quoted market prices, and is similar to Level 2 within the valuation hierarchy. The carrying amount for both cash and equivalents and notes receivable approximates fair value.

Non-financial assets and liabilities measured at fair value on a nonrecurring basis

     Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (e.g., when there is evidence of impairment). At December 31, 2011, no material fair value adjustments or fair value measurements were required for non-financial assets or liabilities, except for those required in connection with the impairment of long-lived assets recognized in Mexico and Puerto Rico and the impairment of goodwill recognized in St. Croix. Refer to Note 3 for more details, including inputs and valuation techniques used to measure fair value of these non-financial assets.

Certain Risks And Concentrations	12 Months Ended
Dec. 31, 2011
Certain Risks And Concentrations [Abstract]
Certain Risks And Concentrations

19. Certain risks and concentrations

     The Company's financial instruments that are exposed to concentration of credit risk primarily consist of cash and cash equivalents and accounts and notes receivables. Cash and cash equivalents are deposited with various creditworthy financial institutions, and therefore the Company believes it is not exposed to any significant credit risk related to cash and cash equivalents. Concentrations of credit risk with respect to accounts and notes receivables are generally limited due to the large number of franchisees comprising the Company's franchise base.

     All the Company's operations are concentrated in Latin America and the Caribbean. As a result, the Company's financial condition and results of operations depend, to a significant extent, on macroeconomic and political conditions prevailing in the region. See Note 21 for additional information pertaining to the Company's Venezuelan operations.

Segment And Geographic Information	12 Months Ended
Dec. 31, 2011
Segment And Geographic Information [Abstract]
Segment And Geographic Information

20. Segment and geographic information

     The Company is required to report information about operating segments in annual financial statements and interim financial reports issued to shareholders in accordance with ASC Topic 280. Operating segments are components of a company about which separate financial information is available that is regularly evaluated by the chief operating decision maker(s) in deciding how to allocate resources and assess performance. ASC Topic 280 also requires disclosures about the Company's products and services, geographical areas and major customers.

     As discussed in Note 1, the Company through its wholly-owned and majority-owned subsidiaries operates and franchises McDonald's restaurants in the food service industry. The Company has determined that its reportable segments are those that are based on the Company's method of internal reporting. The Company manages its business as distinct geographic segments and its operations are divided into four geographical divisions as follows: Brazil; the Caribbean division, consisting of Aruba, Curacao, French Guyana, Guadeloupe, Martinique, Puerto Rico, Trinidad and Tobago and the U.S. Virgin Islands of St. Croix and St. Thomas; the North Latin America division ("NOLAD"), consisting of Costa Rica, Mexico and Panama; and the South Latin America division ("SLAD"), consisting of Argentina, Chile, Colombia, Ecuador, Peru, Uruguay and Venezuela. The accounting policies of the segments are the same as those described in Note 3.

The following table presents information about profit or loss and assets for each reportable segment:

	For the fiscal year ended December 31,
	2011	2010	2009
Revenues:
Brazil	$1,890,824	$1,595,571	$1,200,742
Caribbean division	267,701	260,617	244,774
NOLAD	355,265	305,017	240,333
SLAD	1,143,859	856,913	979,627
Total revenues	$3,657,649	$3,018,118	$2,665,476

Adjusted EBITDA:
Brazil	$289,462	$250,606	$160,037
Caribbean division	9,493	23,556	21,167
NOLAD	19,551	15,400	3,918
SLAD	121,475	83,998	129,889
Total reportable segments	439,981	373,560	315,011
Corporate and others (i)	(100,193)	(74,446)	(48,628)
Total adjusted EBITDA	$339,788	$299,114	$266,383

	For the fiscal year ended December 31,
	2011	2010	2009
Adjusted EBITDA reconciliation:

Total Adjusted EBITDA	$339,788	$299,114	$266,383

(Less) Plus items excluded from computation that
affect operating income:
Depreciation and amortization	(68,971)	(60,585)	(54,169)
Compensation expense related to the award right granted to
our CEO	(2,214)	(16,392)	(4,334)
Gains from sale of property and equipment	7,123	5,299	8,465
Write-offs of property and equipment	(3,570)	(2,635)	(9,434)
Impairment of long-lived assets	(1,715)	(4,668)	-
Impairment of goodwill	(2,077)	-	(102)
Incremental compensation expense related to ADBV long-
term incentive plan	(10,526)	(15,576)	-
Stock-based compensation related to the special awards in
connection with the initial public offering under the 2011
Plan	(5,703)	-	-
Cash bonus related to the initial public offering	(1,382)	-	-
Operating income	250,753	204,557	206,809

(Less) Plus:
Net interest expense	(60,749)	(41,613)	(52,473)
Loss from derivative instruments	(9,237)	(32,809)	(39,935)
Foreign currency exchange results	(23,926)	3,237	(14,098)
Other non-operating income (expenses), net	3,562	(23,630)	(1,240)
Income tax expense	(44,603)	(3,450)	(18,709)
Net income attributable to non-controlling interests	(271)	(271)	(332)
Net income attributable to Arcos Dorados Holdings Inc.	$115,529	$106,021	$80,022

Depreciation and amortization:
Brazil	$44,503	$43,927	$30,944
Caribbean division	11,982	11,733	10,658
NOLAD	25,670	23,197	20,471
SLAD	24,070	20,343	23,433
Total reportable segments	106,225	99,200	85,506
Corporate and others (i)	6,536	6,048	5,132
Purchase price allocation (ii)	(43,790)	(44,663)	(36,469)
Total depreciation and amortization	$68,971	$60,585	$54,169

Property and equipment expenditures:
Brazil	$142,111	$70,017	29,065
Caribbean division	36,103	10,951	7,827
NOLAD	48,914	36,832	18,589
SLAD	90,150	53,602	31,342
Others	2,581	4,267	3,282
Total property and equipment expenditures	$319,859	$175,669	90,105

	As of December 31,
	2011	2010
Total assets:
Brazil	$992,832	$1,003,970
Caribbean division	259,633	229,863
NOLAD	381,840	390,812
SLAD	513,909	405,641
Total reportable segments	2,148,214	2,030,286
Corporate and others (i)	98,451	222,412
Purchase price allocation (ii)	(371,259)	(468,432)
Total assets	$1,875,406	$1,784,266

     (i) Primarily relates to corporate general and administrative expenses and assets as well as the results and assets of the Company's operating distribution centers until March 16, 2011 (see Note 23 for details of the split-off). Corporate general and administrative expenses consist of home office support costs in areas such as facilities, finance, human resources, information technology, legal, marketing, restaurant operations, supply chain and training. Corporate assets primarily include corporate cash and cash equivalents and collateral deposits.

     (ii) Relates to the purchase price allocation adjustment made at corporate level, which reduces the total assets and the corresponding depreciation and amortization.

     The Company's revenues are derived from two sources: sales by Company-operated restaurants and revenues from restaurants operated by franchisees. See Note 3 for more details. All of the Company's revenues are derived from foreign operations.

     Long-lived assets consisting of property and equipment totaled $1,023,180 and $911,730 at December 31, 2011 and 2010, respectively. All of the Company's long-lived assets are related to foreign operations.

Venezuelan Operations	12 Months Ended
Dec. 31, 2011
Venezuelan Operations [Abstract]
Venezuelan Operations

21. Venezuelan operations

     The Company conducts business in Venezuela where currency restrictions exist, limiting the Company's ability to immediately access cash through repatriations at the government's official exchange rate. The Company's access to these funds remains available for use within this jurisdiction and is not restricted. The official exchange rate is established by the Central Bank of Venezuela and the Venezuelan Ministry of Finance and the acquisition of foreign currency at the official exchange rate by Venezuelan companies to pay foreign debt or dividends is subject to a registration and approval process by the relevant Venezuelan authorities. Such approvals had become less forthcoming over the time, resulting in a parallel market where entities could exchange Venezuelan bolívares fuertes into U.S. dollars using a bond-based exchange process under which bonds traded in Venezuela were purchased in Venezuelan bolívares fuertes and then immediately exchanged outside Venezuela for bonds denominated in U.S. dollars at a specified, and less favorable, parallel exchange market rate.

     During 2009 the Company's access to the official exchange rate for purposes of paying imports was more limited than in 2008 as a result of an increase in restrictions and a more rigorous approval process. In addition, the Company was historically unable to access to the official exchange rate for royalty payments, being obliged to access to the parallel exchange market in order to honor its foreign debts and also to pay intercompany loans. In 2009, the Company exchanged bonds for $37.1 million and recorded a loss of $52.5 million, in connection with the settlement of intercompany loans.

     As discussed in Note 3, the financial statements of the Company's foreign subsidiaries are translated in accordance with guidance in ASC Topic 830, Foreign Currency Matters. Such guidance states that the rate applicable for purposes of dividend remittances shall be used to translate foreign currency financial statements, except when unusual circumstances exist. Prior to December 31, 2009, the Company had concluded that the existence of the parallel market in Venezuela did not constitute unusual circumstances which justified the use of an exchange rate other than the official exchange rate for purposes of foreign currency translation. Therefore, the official rate of 2.15 Venezuelan bolívares fuertes per U.S. dollar was used to translate the operations of the Company's Venezuelan subsidiaries for fiscal year 2009. As conditions in Venezuela evolved during 2009, the Company reassessed the appropriateness of use of the official exchange rate for translation purposes. As a result, effective December 31, 2009, the Company changed the translation rate from the official exchange rate of 2.15 Venezuelan bolívares fuertes per U.S. dollar at December 31, 2009 to the parallel exchange rate of 5.97 Venezuelan bolívares fuertes per U.S. dollar. This change resulted in a $76.4 million charge recorded in the cumulative translation adjustment component of "Accumulated other comprehensive loss" within shareholders' equity. Had the Company reported results of its Venezuelan operations for fiscal year 2009 using the weighted average parallel exchange rate of 6.16 Venezuelan bolívares fuertes per U.S. dollar instead of the 2.15 official exchange rate, the Company's revenues, operating income and net income would have been $298.4 million, $47.5 million and $2.0 million lower, respectively.

     On May 17, 2010, the Venezuelan Congress modified the Foreign Exchange Crime Act. The amendments, which result in a penalty for any security transactions not carried out through the Central Bank of Venezuela, were primarily designed to increase control of debt security transactions that were used to buy and sell foreign currency that resulted in the parallel rate. As a result of this reform, the parallel exchange market prevailing in Venezuela disappeared, leaving local brokers out of this market and leaving companies without alternatives for foreign currency trade other than those approved and conducted through the Central Bank. In June, 2010, the Central Bank introduced a newly regulated foreign currency exchange system (SITME), pursuant to which companies can acquire, with certain limits, U.S. dollars at an exchange rate to be established by the Central Bank. Most of the exchanges in SITME have been executed at the exchange rate of 5.30 Venezuelan bolívares fuertes per U.S. dollar.

     Since the Company had access and used the parallel exchange market to acquire U.S. dollars, the Company used the parallel exchange rate to measure transactions denominated in local currency and convert them to the U.S. dollar functional currency during the period from January 1, 2010 through May 31, 2010. The last available quotation of the parallel exchange rate before the system was cancelled was 8.10 Venezuelan bolívares fuertes per U.S. dollar. Effective June 1, 2010 the Company started to use the new regulated rate of 5.30 Venezuelan bolívares fuertes per U.S. dollar to measure transactions denominated in local currency.

     Revenues, operating income and net income of the Venezuelan operations were $278,639, $31,789 and $26,664, respectively, for fiscal year 2011 and $184,657, $18,699 and $5,069, respectively, for fiscal year 2010.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

22. Shareholders' equity

Authorized capital

     At December 31, 2010, the Company was authorized to issue a maximum of 400,000 shares, consisting of 240,000 class A shares and 160,000 class B shares with a par value of $1,000 each.

     On February 22, 2011, effective as of March 8, 2011, the Company increased the maximum number of shares it is authorized to issue to an unlimited number of shares of no par value each.

     On March 16, 2011, the Company limited the maximum number of shares it is authorized to issue to 500,000,000, consisting of 420,000,000 Class A shares and 80,000,000 Class B shares of no par value each. For both classes of shares, the balance sheet reflects the new capital structure.

Issued and outstanding capital

     At December 31, 2006, the Company had issued and outstanding 50,000 shares, with a total par value $50. Prior to the acquisition of the LatAm business, the Company increased the number of shares it is authorized to issue from 50,000 shares to an aggregate of 400,000 shares, par value $1,000 per share, canceling the then outstanding common shares. On August 3, 2007, the Company issued 234,000 class A shares and 156,000 class B shares, with a total par value $390,000, in exchange for $377,546. The proceeds from this issuance were used to finance the acquisition of the LatAm business.

     On March 14, 2011, the Company's Board of Directors approved a 620.21-for-1.00 stock split of the outstanding shares in order to reduce the unit price per share and improve its marketability in connection with the initial public offering. As a result of the stock split, the Company distributed 241,492,966 additional shares to its existing shareholders on a pro-rata basis. After the stock split, the issued and outstanding shares increased to 241,882,966, consisting of 145,129,780 class A shares and 96,753,186 class B shares with no par value. Immediately after the stock split and effective as of March 16, 2011, the Company's Board of Directors approved the redemption of 41,882,966 shares (25,129,780 class A shares and 16,753,186 class B shares) in connection with the split-off the Axis business described in Note 23.

     On April 14, 2011, the Company went public through an initial public offering of its Class A shares in the New York Stock Exchange. As a result of the offering, the Company issued 9,529,412 Class A shares at a price of $17.00 per share. Net proceeds from the offering totaled $152,281.

     As a result, at December 31, 2011, the Company has 209,529,412 shares issued and outstanding with no par value, consisting of 129,529,412 class A shares and 80,000,000 class B shares.

     For both classes of shares, the balance sheets and statements of shareholders' equity reflect the stock split retrospectively for all periods presented.

Rights, privileges and obligations

     Holders of Class A shares are entitled to one vote per share and holders of Class B shares are entitled to five votes per share. Except with respect to voting, the rights, privileges and obligations of the Class A shares and Class B shares are pari passu in all respects, including with respect to dividends and rights upon liquidation of the Company.

Distribution of dividends

     The Company can only make distributions to the extent that immediately following the distribution, its assets exceed its liabilities and the Company is able to pay its debts as they become due. In addition, the 2019 Notes impose certain restrictions on the distribution of dividends as described in Note 11.

     During fiscal years 2011 and 2010, the Company declared dividend distributions totaling $50,027 and $40,000, respectively. A portion of the dividends declared in 2010 amounting to $6,600 was paid in fiscal year 2011.

Split-Off Of Axis Business	12 Months Ended
Dec. 31, 2011
Split-Off Of Axis Business [Abstract]
Split-Off Of Axis Business

23. Split-off of Axis Business

     On March 14, 2011, effective as of March 16, 2011, the Company's Board of Directors approved the split-off of certain subsidiaries of the Company that operate the distribution centers in Argentina, Chile, Colombia, Mexico and Venezuela (the "Axis Business"). The split-off was performed through the redemption of 41,882,966 shares (25,129,780 class A shares and 16,753,186 class B shares). As consideration for the redemption, the Company transferred to its shareholders its equity interests in the operating subsidiaries of the Axis Business totaling a net book value of $15,428 and an equity contribution that was made to the Axis holding company amounting to $29,830. This transaction did not have a material impact on the Company's consolidated financial statements.

     Presented below is supplemental information about the net assets of the Axis Business that were deconsolidated as a result of the split-off:

2011
Cash and cash equivalents	$35,425
Other receivables	33,506
Inventories	27,686
Prepaid expenses and other current assets	3,211
Property and equipment, net	10,190
Deferred income taxes	4,225
Accounts payable	(53,868)
Income taxes payable	(1,181)
Other taxes payable	(2,148)
Accrued payroll and other liabilities	(8,479)
Intercompany payable	(3,309)
Net book value	$45,258

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

24. Earnings per share

     The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC Topic 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted stock units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

     The following table sets forth the computation of basic and diluted net income per common share attributable to Arcos Dorados Holdings Inc. for all periods presented after giving retrospective effect to the stock split described in Note 22:

	For the fiscal year ended December 31,
	2011	2010	2009
Net income attributable to Arcos Dorados Holdings Inc. available to
common shareholders	$115,529	$106,021	$80,022

Weighted-average number of common shares outstanding - Basic	215,420,271	241,882,966	241,882,966
Incremental shares from assumed exercise of stock options (a)	-	-	-
Incremental shares from vesting of restricted stock units	126,184	-	-
Weighted-average number of common shares outstanding - Diluted	215,546,455	241,882,966	241,882,966

Basic net income per common share attributable to Arcos Dorados
Holdings Inc	$0.54	$0.44	$0.33
Diluted net income per common share attributable to Arcos
Dorados Holdings Inc	$0.54	$0.44	$0.33

     (a) Options to purchase 1,879,847 shares of common stock at $21.20 per share were outstanding during fiscal year 2011 but were not included in the computation of diluted earnings per share because their inclusion would have been anti-dilutive.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

25. Related party transactions

     As discussed in Note 17, as security for the performance of the Company's obligations under the MFAs, the Company maintains irrevocable standby letters of credit in favor of McDonald's Corporation in an amount of $80 million, of which one in an amount of $65 million was issued by Credit Suisse acting as issuing bank. Credit Suisse owns 49% of the general partner and is a limited partner of DLJ South American Partners, which was a shareholder of the Company. The Company believes that the terms of the transaction are consistent with those that could have been obtained in a comparable arm's-length transaction with an unrelated party.

     As discussed in Note 23, effective March 16, 2011, the Company's Board of Directors approved the split-off of the Axis Business. As a result, the Axis Business is no longer consolidated, representing a related party under common control. The Company has entered into a master commercial agreement with Axis on arm´s length terms pursuant to which Axis provides the Company distribution services in Argentina, Chile, Colombia, Mexico and Venezuela. On November 9, 2011 the Company entered into a revolving loan agreement as a creditor with Axis Distribution B.V., a holding company of the Axis Business, for a total amount of $12 million at an interest rate of LIBOR plus 6%, maturing on November 7, 2016. At December 31, 2011, no amounts have been borrowed from the Company.

     The following table summarizes the outstanding balances and transactions between the Company and the Axis Business as of and for the fiscal year ended December 31, 2011:

Balances:
Inventories	$1,436
Prepaid expenses and other current assets	7,150
Accounts and notes receivable	2,497
Other receivables	5,538
Accounts payable	15,311

Transactions:
Food and paper (i)	$320,020
Occupancy and other operating expenses	10,970
Others, net	42

(i) Includes $26,628 of logistics service fees and $293,392 of suppliers purchases managed through Axis.

     In addition, at December 31, 2011 the Company maintained guarantee deposits for the benefit of certain of Axis´ suppliers in the amount of $16,100 consisting of payments made to these suppliers as collateral for the outstanding obligations of Axis to these suppliers. In the event that Axis does not pay a supplier by the date set forth in the relevant agreement, the guarantee deposit will be released to the supplier and the Company will have the right to seek reimbursement from Axis of the amount released. Neither fees nor interest is charged under this agreement with Axis.

     As of December 31, 2011 the Company had notes receivable, other receivables, accounts payable and other liabilities with Lacoop, A.C. and Lacoop II, S.C. totaling $6,341, $336, $8 and $830, respectively.

Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Valuation And Qualifying Accounts [Abstract]
Valuation And Qualifying Accounts

26. Valuation and qualifying accounts

     The following table presents the information required by Rule 12-09 of Regulation S-X in regards to valuation and qualifying accounts for each of the periods presented:

	Balance at	Additions –
	beginning	charged to				Balance at
Description	of period	expenses	Deductions		Translation	end of period
Year ended December 31, 2011:
Deducted from assets accounts:
Allowance for doubtful accounts	$4,794	$1,931	$(52)		$(283)	$6,390
Valuation allowance on deferred
tax assets	220,182	-	(20,962	) (i)	24,555	223,775
Reported as liabilities:
Provision for contingencies	64,347	53,869	(48,607	) (ii)	(4,573)	65,036
Total	$289,323	$55,800	$(69,621)		$19,699	$295,201

Year ended December 31, 2010:
Deducted from assets accounts:
Allowance for doubtful accounts	$6,125	$937	$(2,636)		$368	$4,794
Valuation allowance on deferred
tax assets	298,776	-	(91,416	) (i)	12,822	220,182
Reported as liabilities:
Provision for contingencies	86,931	67,074	(89,487	) (ii)	(171)	64,347
Total	$391,832	$68,011	$(183,539)		$13,019	$289,323

Year ended December 31, 2009:
Deducted from assets accounts:
Allowance for doubtful accounts	$4,787	$1,487	$(366)		$217	$6,125
Valuation allowance on deferred
tax assets	317,842	-	(29,971	) (i)	10,905	298,776
Reported as liabilities:
Provision for contingencies	84,305	1,627	(3,450	) (ii)	4,449	86,931
Total	$406,934	$3,114	$(33,787)		$15,571	$391,832

(i) Charged to income.

(ii) Charged to the non-current asset recorded in respect of McDonald's Corporation's indemnity.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

27. Subsequent events

     In January and February 2012, the Company entered into various forward contracts maturing in 2012 to hedge a portion of the foreign exchange risk associated with the forecasted imports of Colombia and Chile. Pursuant to the agreements, the Company will purchase a total amount of $ 8.2 million at an average forward rate of 1,855.8 Colombian pesos per U.S. dollar, and a total amount of $ 11.4 million at an average forward rate of 507.3 Chilean pesos per U.S. dollar, respectively. The Company has designated cash flow hedges that encompass the variability of functional-currency-equivalent cash flows attributable to foreign exchange risks related to the settlement of the foreign-currency-denominated payable resulting from the forecasted purchases (hedges over 49% and 77% of the forecasted purchases in Colombia and Chile, respectively, for fiscal year 2012). The effect of the hedge will result in fixing the cost of goods acquired (i.e. the net settlement or collection will adjust the cost of inventory paid to the supplier).

     In January 2012, the Company collected $24,141 from McDonald's Corporation related to the indemnity and the agreement reached in connection with the amnesty program discussed in Note 17.

     In January and February 2012, the Company performed several transactions in the secondary exchange market of Venezuela at a weighted-average exchange rate of 8.94, recording an exchange loss of $6,582.

     In February and March 2012, the Company recorded a receivable with Axis amounting to $1,573 for certain obligations with suppliers that were assumed and settled by the Company. The Company received neither fees nor interest in connection with this transaction.